[GRAPHIC]

SL Green Realty Corp.
First Quarter 2002
Supplemental Data
March 31, 2002

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust (REIT) that primarily owns, manages, leases, acquires and repositions office properties in emerging, high-growth submarkets of Manhattan.

- SL Green's common stock and Preferred Income Equity Redeemable Shares ("PIERS"(SM)), are listed on the New York Stock Exchange, and trade under the symbols: SLG and SLG PrA respectively.
- SL Green maintains an internet site at WWW.SLGREEN.COM at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not reiterated in this supplemental financial package. This supplemental financial package is available through the Company's Internet site.
- This data is presented to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the prospective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may be restated from the data presented herein.

Questions pertaining to the information contained herein should be referred to Michael W. Reid or Thomas E. Wirth at michael.reid@slgreen.com or tom.wirth@slgreen.com or at 212-594-2700

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), expansion and other development trends of the real estate industry, business strategies, expansion and growth of the Company's operations and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance and actual results or developments may differ materially from those anticipated in the forward-looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the three months ended March 31, 2002 that will subsequently be released on Form 10-Q to be filed on or before May 15, 2002.

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[SL GREEN REALTY CORP. LOGO]

TABLE OF CONTENTS

      Highlights of Current Period Financial Performance

      Unaudited Financial Statements
            Corporate Profile                                        4
            Financial Highlights                                  5-10
            1515 Broadway Acquisition                               11
            Balance Sheets                                       12-13
            Statements of Operations                             14-15
            Joint Venture Statements                             16-17
            Statement of Stockholders' Equity                       18
            Funds From Operations                                   19

      Selected Financial Data                                    20-22

      Summary of Debt and Ground Lease Arrangements              23-24

      Mortgage Investments and Preferred Equity                  25-26

      Property Data
            Composition of Property Portfolio                       27
            Top Tenants                                             28
            Leasing Activity Summary                             29-32
            Lease Expiration Schedule                            33-34

      Summary of Acquisition/Disposition Activity                35-36
      Supplemental Definitions                                      37
      Corporate Information                                         38

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[SL GREEN REALTY CORP. LOGO]

CORPORATE PROFILE

SL Green Realty Corp. (the "Company") was formed on August 20, 1997 to continue the commercial real estate business of SL Green Properties Inc. founded in 1980 by Stephen L. Green, our current Chairman and Chief Executive Officer. For more than 20 years SL Green. has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan. The Company's investment focus is to create value through the acquisition, redevelopment and repositioning of Manhattan office properties and releasing and managing these properties for maximum cash flow.

Looking forward, SL Green Realty Corp. will continue its opportunistic investment philosophy through three established business lines: wholly owned property investments, co-ownership in properties with institutional partners, and structured finance investments. This three-legged investment strategy will allow SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

Today, the Company is the only fully integrated, self-managed, self-administered Real Estate Investment Trust (REIT) exclusively focused on owning and operating office buildings in Manhattan. SL Green is a pure play for investors to own a piece of New York.

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[SL GREEN REALTY CORP. LOGO]

FINANCIAL HIGHLIGHTS

1ST QUARTER 2002
UNAUDITED

EARNINGS PERFORMANCE

First quarter Funds From Operations (FFO) were $27.0 million or $0.78 per share (diluted), 7% better than one year ago, when FFO was $21.2 million or $0.73 per share (diluted). The first quarter FFO per share results reflect the Company's five million common share issuance in July 2001 which increased the weighted average dilutive shares outstanding from 32.1 million in 2001 to 37.6 million in 2002.

The $5.8 million growth in first quarter FFO results from the following:

(1) $2.7 million increase to FFO from unconsolidated joint venture primarily due to the contribution of One Park Avenue to a joint venture, the net acquisition of an incremental share in the interest in 1250 Broadway (from 49.9% to 55.0%), and the purchase of 469 Seventh Avenue.

(2) Investment and preferred equity income increased $2.3 million primarily due to (i) the $53.5 million preferred equity investment in The News Building ($1.9 million) in September 2001 and (ii) the $30.0 million structured finance investment ($1.0 million) in October 2001. The increase is partially offset by a $50 million structured finance redemption that was reinvested and subsequently joint ventured with PRISA.

(3) Lower interest costs ($4.8 million) associated with (i) reduced loan balances due to previous disposition activity ($6.3 million) and (ii) reduced interest costs on floating rate debt ($1.0 million). These reductions were partially offset by increased costs associated with new investment activity ($2.4 million) and increased costs for working capital reserves ($0.2 million).

(4) $0.8 million increase in other income primarily due to asset management fees earned on joint ventures ($0.6 million).

(5) Consolidated GAAP NOI decreased $3.7 million:

   - $7.9 million decrease from wholly-owned properties sold, partially sold or contributed to a joint venture: One Park Avenue, 17 Battery South, condo unit at 110 East 42nd Street, 1412 Broadway, and 633 Third Ave.

   - $2.2 million increase from 2001 acquisitions of 1370 Broadway (acquired January 2001) and 317 Madison Avenue (acquired June 2001).

   - $0.4 million increase from the 2002 same store properties primarily due to a decrease in operating expenses ($0.5 million) partially offset by a decrease in GAAP revenue totaling $0.2 million, net of change in credit loss. The decrease in revenue is attributable to (i) a $1.1 million increase from GAAP replacement rents, which were 47% higher than the previously fully escalated rents, were partially offset by higher tenant reserves and vacancies ($1.0 million) and (ii) decreased escalation and reimbursement income ($0.1 million) related to the decreased energy recoveries ($0.9 million) resulting from

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[SL GREEN REALTY CORP. LOGO]

FINANCIAL HIGHLIGHTS

1ST QUARTER 2002
UNAUDITED

     reduced electric costs partially offset by higher operating escalations and percentage rent escalations ($0.8 million).

   - Operating cost reductions of $0.5 million (7%) were primarily due to lower electric rates ($0.8 million) and heating ($0.5 million) costs partially offset by a $0.3 million (5%) increase in real estate taxes due to higher property value assessments.

   - The electric recovery rate for the quarter was approximately 90% as compared to 84% the previous year.

   - $1.8 million increase from the equity in income from unconsolidated joint ventures (previously noted above, inclusive in $2.7 million from unconsolidated joint ventures)

(6) MG&A decreased $0.3 million due to higher 2001 personnel costs from several executive management changes.

(7) The net loss from affiliates improved to $0.2 million primarily due to the consolidation of e.Emerge into the Company's financial statements.

Operating earnings per share increased 19% by $16.4 million, or $0.50 per share (diluted) as compared to $11.5 million, or $0.42 per share (diluted), for the same period in the previous year.

QUARTERLY OPERATING RESULTS

                                   SAME STORE

Same store cash NOI in the 2002 same store portfolio rose $1.1 million (4.4%) from $24.8 million in 2001 to $25.9 million in 2002, and operating margins before ground rent improved from 56.7% to 59.5%. GAAP NOI increased by $0.4 million over the prior year, and GAAP operating margins before ground rent improved from 63.0% to 64.0%.

One of the primary drivers increasing same store cash NOI is the $0.8 million increase in cash revenue. The increase in same store revenue is due to:

1. An increase in cash rental revenue of $1.2 million resulting from higher replacement rents on approximately 418,000 square feet that were 37% greater than previously fully escalated rents. This increase was partially offset by increased vacancy and reserves ($1.1 million) as the same store portfolio occupancy decreased from 98.5% in 2001 to 96.6% in 2002.

2. $0.1 million decrease in escalation and reimbursement income consisting of a decrease in electric reimbursement ($0.9 million) partially offset by increased passthrough of operating cost escalations including porter wage ($0.8 million).

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[SL GREEN REALTY CORP. LOGO]

FINANCIAL HIGHLIGHTS

1ST QUARTER 2002
UNAUDITED

3. An increase of $0.9 million in cash revenue due to tenant rent steps and reductions in free rent primarily due to 17 Battery Place North, 711 Third Avenue and 420 Lexington Avenue

                                  CONSOLIDATED

The Company's consolidated first quarter EBITDA margins before ground rent improved to 74.0% compared to 64.2% for 2001. The EBITDA margins after ground rent improved to 68.2% as compared to 59.2% in the same period of the prior year.

These margin improvements are attributable to (i) $1.8 million increase in net income from joint ventures, (ii) $2.3 million increase in structured finance income and (iii) $0.3 million decrease in MG&A expense.

QUARTERLY LEASING HIGHLIGHTS

Vacancy at December 31, 2001 was 250,438 useable square feet net of holdover tenants. During the quarter, 190,987 additional useable office square feet became available at an average escalated cash rent of $34.34 per rentable square foot. Space available before holdovers to lease during the quarter totaled 441,425 useable square feet, or 4.4% of the total portfolio.

During the first quarter, 62 leases were signed totaling 128,439 useable square feet with new cash rents averaging $38.42 per rentable square foot. Replacement rents were 29.7% greater than rents on previously occupied space, which had a fully escalated cash rent averaging $29.63 per rentable square foot. Average tenant concessions were one month of free rent and an allowance of $12.96 per rentable square foot. Including early renewals and excluding holdover tenants, the tenant renewal rate was 51% based on square feet expiring. Eleven leases have expired comprising 10,499 useable square feet that are in a holdover status. This results in 312,986 useable square feet (net of holdovers) remaining available as of March 31, 2002.

The Company signed 12 leases for 33,950 useable square feet that were for early renewals. The early renewals for space were not scheduled to become available until after the first quarter of 2002. The Company was able to renew the current office tenants at an average cash rent of $31.92, representing an increase of 64.4% over the previously fully escalated rents of $19.41.

For the trailing twelve months, cash replacement rents were 38% above the previously escalated rents.

NEW ACTIVITY

NEW PROPERTY ACTIVITY

                                  1515 BROADWAY

On March 27, 2002 the Company announced that it entered into a contribution agreement to acquire 1515 Broadway, New York, New York in a transaction valued at approximately $480 million, or $274 per square foot. The property is 98.2% leased,

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[SL GREEN REALTY CORP. LOGO]

FINANCIAL HIGHLIGHTS

1ST QUARTER 2002
UNAUDITED

with current market rents for office space at a 34% premium to fully escalated in-place rents. The initial cash NOI yield of the transaction is approximately 8.2%.

The property is currently owned by 1515 Broadway Associates, L.P., whose general partner is an affiliate of The Equitable Life Assurance Society of the United States. The transaction is anticipated to close at the end of the 2nd quarter 2002. It will be accomplished through a prepackaged bankruptcy reorganization by the 1515 Broadway partnership, to which the parties have consented. The property is being acquired in a joint venture with SITQ Immobilier, with SL Green retaining an approximate 55% interest in the asset.

Located in the heart of New York's Times Square and within walking distance of Manhattan's main transportation hubs, 1515 Broadway is a 1.75 million square foot, 54-story office tower located on Broadway between 44th and 45th Streets. It is the headquarters of Viacom, Inc., one of the world's leading media and entertainment companies, whose holdings include franchise brands CBS, MTV Networks (Nickelodeon, MTV and VH1), Paramount Pictures, Showtime Networks and Infinity Broadcasting.

The property is being acquired with $335 million of financing committed by Lehman Brothers and Bear Stearns. The balance of the proceeds are being funded from the Company's unsecured line of credit and from the proceeds of the sale of the joint venture interest to SITQ.

STRUCTURED FINANCE ACTIVITY

As of March 31, 2002 the Company's mortgage and preferred equity balances totaled $188.4 million. The weighted balance outstanding over the quarter was $188.4 million. The quarter-end weighted average run rate was 12.82%.

Subsequent to quarter-end, the Company sold a $15.0 million junior mortgage participation to PRISA and a $5.3 million junior mortgage participation was repaid. After this activity, the structured finance portfolio, including preferred equity interests, totaled $168.8 million.

CAPITALIZATION AND LIQUIDITY

FAD before first cycle leasing costs improved 17% from $0.53 per share (diluted) to $0.62 per share (diluted). In addition to the 7% growth from FFO, FAD increased from (i) lower straight line and free rents ($1.1 million), (ii) lower mortgage investment discount income and (iii) lower recurring capex ($0.2 million). These were partially offset by higher tenant improvements and leasing commissions ($0.9 million).

The Company's dividend payout ratio was 56.8% of FFO and 71.7% of FAD before first cycle leasing costs.

During March, the Company declared a dividend distribution of $0.4425 per common share for the quarter ending March 31, 2002. This reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.77 per common share. At the close of the first quarter 2002, the common share

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[SL GREEN REALTY CORP. LOGO]

FINANCIAL HIGHLIGHTS

1ST QUARTER 2002
UNAUDITED

annualized dividend yield was 5.3%. The Company also declared a dividend of $0.50 per share of Preferred Income Equity Redeemable Stock for shareholders of record as of March 31, 2002. Both dividends were paid on April 15, 2002.

OTHER

Annually, the Company adjusts the same store pool to include all properties owned for a minimum of twelve months (since January 1, 2001). The 2002 same store pool will include the following properties:

                                 2002 SAME STORE

673 First Avenue                 1140 Avenue of the Americas      420 Lexington Avenue
470 Park Avenue South            50 West 23rd Street              1466 Broadway
70 West 36th Street              555 West 57th Street             440 Ninth Avenue
1414 Avenue of the Americas      711 Third Avenue                 1372 Broadway
292 Madison Avenue               286 Madison Avenue               290 Madison Avenue
                                 17 Battery Place North

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[SL GREEN REALTY CORP. LOGO]

                              FINANCIAL HIGHLIGHTS

                                  FIRST QUARTER
                                    UNAUDITED

                                                                       THREE MONTHS ENDED MARCH 31
                                                                          2002              2001
     OPERATIONAL INFORMATION
     ------------------------------------------------------------------------------------------------
     Total Revenues (000's)                                         $        61,683   $        66,994

     FUNDS FROM OPERATIONS
          FFO per share-diluted                                     $          0.78   $          0.73
          FFO Payout                                                             57%               53%

     FUNDS AVAILABLE FOR DISTRIBUTION
          FAD per share-diluted                                     $          0.62   $          0.53
          FAD Payout                                                             72%               73%

     OPERATING EARNINGS PER SHARE - DILUTED                         $          0.50   $          0.42
     DIVIDENDS PER SHARE                                            $        0.4425   $        0.3875

     WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                              29,992            24,639

     SAME-STORE CASH NOI INCREASE                                                 4%               17%

     CAPITALIZATION DATA (000'S)
     Total Assets                                                   $     1,367,985   $     1,443,513

     Total Consolidated Debt                                        $       495,117   $       740,461
     Minority Interest                                              $        47,295   $        43,062
     Preferred Stock                                                $       111,353   $       110,888

     Quarter End Closing Price - SLG Common Stock                   $         33.60   $         27.45
     Total Market Capitalization                                    $     1,920,995   $     1,724,690

     RATIOS
     ------------------------------------------------------------------------------------------------
     Consolidated Debt to Total Market Capitalization                         29.20%            46.39%
     Combined Debt Allocated                                                  37.49%            50.38%

     Consolidated Fixed Charge                                                 2.47              1.94
     Combined Fixed Charge                                                     2.16              1.75

     PORTFOLIO
     ------------------------------------------------------------------------------------------------
     TOTAL BUILDINGS
         Directly Owned                                                          19                19
         Joint Ventures                                                           6                 5
                                                                    ---------------   ---------------
                                                                                 25                24

          Total SF                                                       10,036,000        10,045,000
          End of Quarter Occupancy - Total                                     97.0%             97.7%
          End of Quarter Occupancy - 2002 Same Store                           96.6%             98.5%

[SL GREEN REALTY CORP. LOGO]

                              FINANCIAL HIGHLIGHTS

                       1515 BROADWAY ACQUISITION PROFORMA
                                    UNAUDITED

                                                                       THREE MONTHS ENDED MARCH 31
                                                                         1Q02             PROFORMA
     OPERATIONAL INFORMATION
     ------------------------------------------------------------------------------------------------
     CAPITALIZATION DATA (000'S)
     Total Assets                                                   $     1,367,985   $     1,454,985

     Total Consolidated Debt                                        $       495,117   $       582,117

     Total Combined Debt                                            $       720,250   $       991,500

     Total Market Capitalization                                    $     1,920,995   $     2,192,245

     RATIOS
     ------------------------------------------------------------------------------------------------
     Consolidated Debt to Total Market Capitalization                         29.20%            32.65%
     Combined Debt to Total Market Capitalization                             37.49%            45.23%

     Consolidated Fixed Charge*                                                2.47              2.47
     Combined Fixed Charge*                                                    2.16              2.08

     Consolidated Interest Coverage*                                           4.37              4.23
     Combined Interest Coverage*                                               3.38              3.01

     PORTFOLIO
     ------------------------------------------------------------------------------------------------
     TOTAL BUILDINGS
         Directly Owned                                                          19                19
         Joint Ventures                                                           6                 7
                                                                    ---------------   ---------------
                                                                                 25                26

          Total SF                                                       10,036,000        11,786,000

     *Proforma ratios calculated using SLG's share of interest for the mortgage and the estimated line of credit expense using the current quarter's weighted interest rate.

SUPPLEMENTAL PACKAGE INFORMATION       11                     FIRST QUARTER 2002
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[SL GREEN REALTY CORP. LOGO]

COMPARATIVE BALANCE SHEETS

UNAUDITED
(000'S OMITTED)

                                                                  3/31/2002      3/31/2001        +/-     12/31/2001
                                                                  ---------      ---------        ---     ----------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:

     Land & land interests                                            138,337      165,814      (27,477)     138,337
     Buildings & improvements fee interest                            699,610      785,280      (85,670)     689,094
     Buildings & improvements leasehold                               145,012      140,951        4,061      144,736
     Buildings & improvements under capital lease                      12,208       12,208            -       12,208
                                                                  -----------  -----------  -----------  -----------
                                                                      995,167    1,104,253     (109,086)     984,375
Less accumulated depreciation                                        (108,034)     (81,409)     (26,625)    (100,776)
                                                                  -----------  -----------  -----------  -----------
                                                                      887,133    1,022,844     (135,711)     883,599
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                       124,958       72,673       52,285      123,469
    Mortgage loans receivable                                         127,669       92,982       34,687      127,166
    Preferred equity investments                                       61,451            -       61,451       61,472

Properties held for sale                                                    -       82,153      (82,153)           -
Cash and cash equivalents                                              12,429        8,078        4,351       13,193
Restricted cash:
    Tenant security                                                    18,714       20,603       (1,889)      19,016
    Escrows & other                                                    18,412       22,842       (4,430)      19,408
Tenant and other receivables, net of $4,229 reserve at 3/31/02          7,754        8,940       (1,186)       8,793

Related party receivables                                               3,417        1,046        2,371        3,498
Deferred rents receivable, net of reserve for
    tenant credit loss of $5,492 at 3/31/02                            53,816       46,843        6,973       51,855
Investment in and advances to affiliates                                2,811        6,919       (4,108)       8,211
Deferred costs, net                                                    34,416       40,940       (6,523)      34,901
Other assets                                                           15,005       16,650       (1,645)      16,996
                                                                  -----------  -----------  -----------  -----------

TOTAL ASSETS                                                        1,367,985    1,443,513      (75,528)   1,371,577
====================================================================================================================

                                                                      +/-        9/30/2001        +/-
                                                                      ---        ---------        ---
ASSETS
-------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:

     Land & land interests                                                  -      138,337            -
     Buildings & improvements fee interest                             10,516      679,821       19,789
     Buildings & improvements leasehold                                   275      143,198        1,813
     Buildings & improvements under capital lease                           -       12,208            -
                                                                  -----------  -----------  -----------
                                                                       10,792      973,564       21,603
Less accumulated depreciation                                          (7,258)     (93,339)     (14,695)
                                                                  -----------  -----------  -----------
                                                                        3,534      880,225        6,908
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                         1,489      143,049      (18,091)
    Mortgage loans receivable                                             503       96,411       31,258
    Preferred equity investments                                          (21)      61,491          (40)

Properties held for sale                                                    -            -            -
Cash and cash equivalents                                                (764)       5,991        6,438
Restricted cash:
    Tenant security                                                      (302)      19,394         (881)
    Escrows & other                                                      (997)      17,710          702
Tenant and other receivables, net of $4,229 reserve at 3/31/02         (1,038)      12,229       (4,475)

Related party receivables                                                 (82)       1,883        1,533
Deferred rents receivable, net of reserve for
    tenant credit loss of $5,492 at 3/31/02                             1,960       50,060        3,755
Investment in and advances to affiliates                               (5,401)       8,570       (5,759)
Deferred costs, net                                                      (484)      36,066       (1,650)
Other assets                                                           (1,990)      13,093        1,912
                                                                  -----------  -----------  -----------

TOTAL ASSETS                                                           (3,592)   1,346,171       21,814
=======================================================================================================

SUPPLEMENTAL PACKAGE INFORMATION       12                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

COMPARATIVE BALANCE SHEETS

UNAUDITED
(000'S OMITTED)

                                                                    3/31/2002    3/31/2001        +/-     12/31/2001
                                                                    ---------    ---------        ---     ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------------
Mortgage notes payable                                                408,186      528,535     (120,348)     409,900
Revolving credit facilities                                            86,931      211,926     (124,995)      94,931
Derivative Instruments-fair value                                       2,002        2,814         (812)       3,205
Accrued interest payable                                                1,617        3,676       (2,059)       1,875
Accounts payable and accrued expenses                                  24,386       22,122        2,264       22,819
Deferred compensation awards                                              671        1,838       (1,167)       1,838
Deferred revenue                                                        1,676        2,073         (397)       1,381
Capitalized lease obligations                                          15,644       15,369          275       15,574
Deferred land lease payable                                            14,246       13,512          734       14,086
Dividend and distributions payable                                     16,596       12,746        3,850       16,570
Security deposits                                                      19,019       20,137       (1,119)      18,829
                                                                  -----------  -----------  -----------  -----------
Total Liabilities                                                     590,974      834,748     (243,774)     601,008

Minority interest (2,271 units outstanding) at 3/31/02                 47,295       43,062        4,233       46,430

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                       111,353      110,888          465      111,231

STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value 100,000
  shares authorized, 30,042 issued and
  outstanding at 3/31/02                                                  301          248           53          300
Additional paid - in capital                                          585,509      433,482      152,027      583,350
Deferred compensation plans & officer loans                            (7,336)      (9,400)       2,064       (7,515)
Accumulated other comprehensive loss                                   (1,709)      (2,409)         699       (2,911)
Retained earnings                                                      41,598       32,894        8,704       39,684
                                                                  -----------  -----------  -----------  -----------
Total Stockholders' Equity                                            618,363      454,815      163,548      612,908
                                                                  -----------  -----------  -----------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          1,367,985    1,443,513      (75,528)   1,371,577
====================================================================================================================

                                                                      +/-        9/30/2001        +/-
                                                                      ---        ---------        ---
LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------
Mortgage notes payable                                                 (1,713)     411,393       (3,207)
Revolving credit facilities                                            (8,000)      72,738       14,193
Derivative Instruments-fair value                                      (1,203)       4,987       (2,984)
Accrued interest payable                                                 (258)       1,935         (318)
Accounts payable and accrued expenses                                   1,567       20,828        3,558
Deferred compensation awards                                           (1,167)       1,838       (1,167)
Deferred revenue                                                          294        1,363          313
Capitalized lease obligations                                              70       15,505          140
Deferred land lease payable                                               160       13,926          320
Dividend and distributions payable                                         26       14,775        1,821
Security deposits                                                         190       18,903          116
                                                                  -----------  -----------  -----------
Total Liabilities                                                     (10,034)     578,190       12,784

Minority interest (2,271 units outstanding) at 3/31/02                    865       46,474          821

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                           122      111,117          236

STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------
Common stock, $.01 par value 100,000
  shares authorized, 30,042 issued and
  outstanding at 3/31/02                                                    1          300            1
Additional paid - in capital                                            2,159      582,874        2,635
Deferred compensation plans & officer loans                               178       (8,400)       1,064
Accumulated other comprehensive loss                                    1,202       (4,500)       2,791
Retained earnings                                                       1,914       40,116        1,482
                                                                  -----------  -----------  -----------
Total Stockholders' Equity                                              5,456      610,390        7,973
                                                                  -----------  -----------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             (3,592)   1,346,171       21,814
=======================================================================================================

SUPPLEMENTAL PACKAGE INFORMATION       13                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

COMPARATIVE STATEMENTS OF OPERATIONS

UNAUDITED
($000'S OMITTED)

                                                                       THREE MONTHS ENDED
                                                           ---------------------------------------
                                                             MAR-02     MAR-01      +/-       %
                                                             ------     ------      ---       -
REVENUES
---------------------------------------------------------------------------------------------------
Rental revenue, net                                           45,764     51,991     (6,227)   -12%

     Free rent                                                 1,564      1,948       (384)   -20%
     Amortization of free rent                                  (849)      (838)       (11)     1%
                                                           ---------  ---------  ---------  -----
Net free rent                                                    715      1,110       (395)   -36%

Straight-line rent                                             1,821      2,551       (730)   -29%
Allowance for S/L tenant credit loss                            (516)      (649)       133    -21%
Escalation and reimbursement revenues                          6,726      8,057     (1,331)   -17%
Signage rent                                                     466        350        116     33%
Preferred equity investment income                             1,911          -      1,911      0%
Investment income                                              3,720      3,274        446     14%
Other income                                                   1,076        310        766    248%
                                                           ---------  ---------  ---------  -----
            TOTAL REVENUES, NET                               61,683     66,994     (5,311)    -8%

Equity in income/(loss) from affiliates                          (84)      (269)       185    -69%
Equity in income from unconsolidated joint ventures            3,333      1,513      1,820    120%

EXPENSES
---------------------------------------------------------------------------------------------------
Operating expenses                                            13,719     15,826     (2,107)   -13%
Ground rent                                                    3,159      3,159          0      0%
Real estate taxes                                              7,355      8,180       (825)   -10%
Marketing, general and administrative                          3,202      3,547       (345)   -10%
                                                           ---------  ---------  ---------  -----
            TOTAL OPERATING EXPENSES                          27,435     30,712     (3,277)   -11%

EBITDA                                                        37,497     37,526        (29)     0%

Interest                                                       9,112     13,897     (4,785)   -34%
Depreciation and amortization                                  9,597      9,720       (123)    -1%
                                                           ---------  ---------  ---------  -----

INCOME BEFORE MINORITY INTEREST AND ITEMS                     18,788     13,909      4,879     35%

Extraordinary loss-early debt extinguishment                       -        (98)        98   -100%
Gain/(Loss)on sale of properties                                   -      1,514     (1,514)  -100%
Cumulative effect of accounting change                             -       (532)       532   -100%
Minority interest - OP                                        (1,152)    (1,081)       (72)     7%
                                                           ---------  ---------  ---------  -----
NET INCOME                                                    17,636     13,712      3,924     29%

Dividends on preferred shares                                  2,300      2,300          0      0%
Preferred stock accretion                                        123        114          8      7%
                                                           ---------  ---------  ---------  -----
NET INCOME AVAILABLE FOR COMMON SHARES                        15,213     11,298      3,915     35%
                                                           =========  =========  =========  =====

RATIOS
---------------------------------------------------------------------------------------------------
MG&A to Real Estate Revenue, net                                5.82%      5.59%
MG&A to Total Revenue, net                                      5.19%      5.29%
Operating Expense to Real Estate Revenue, net                  24.96%     24.96%
EBITDA to Real Estate Revenue, net                             68.21%     59.18%
EBITDA before Ground Rent to Real Estate Revenue, net          73.95%     64.16%

                                                            THREE MONTHS ENDED  THREE MONTHS ENDED
                                                            ------------------  ------------------
                                                                        DEC-01              SEP-01
                                                                        ------              ------
REVENUES
---------------------------------------------------------------------------------------------------
Rental revenue, net                                                     46,859              46,426

     Free rent                                                             693                 877
     Amortization of free rent                                            (781)               (739)
                                                            ------------------  ------------------
Net free rent                                                              (88)                138

Straight-line rent                                                       1,956               1,783
Allowance for S/L tenant credit loss                                      (443)               (377)
Escalation and reimbursement revenues                                    6,872               9,114
Signage rent                                                               568                 424
Preferred equity investment income                                       1,931                 630
Investment income                                                        3,182               3,306
Other income                                                             1,455                 479
                                                            ------------------  ------------------
            TOTAL REVENUES, NET                                         62,292              61,924

Equity in income/(loss) from affiliates                                    (71)                (57)
Equity in income from unconsolidated joint ventures                      2,587               2,752

EXPENSES
--------------------------------------------------------------------------------------------------
Operating expenses                                                      13,159              15,076
Ground rent                                                              3,159               3,101
Real estate taxes                                                        7,373               7,452
Marketing, general and administrative                                    4,044               4,116
                                                            ------------------  ------------------
            TOTAL OPERATING EXPENSES                                    27,735              29,745

EBITDA                                                                  37,074              34,874

Interest                                                                 9,384               9,785
Depreciation and amortization                                           10,380               9,047
                                                            ------------------  ------------------

INCOME BEFORE MINORITY INTEREST AND ITEMS                               17,309              16,042

Extraordinary loss-early debt extinguishment                                 -                (332)
Gain/(Loss)on sale of properties                                          (207)                647
Cumulative effect of accounting change                                       -                   -
Minority interest - OP                                                  (1,104)             (1,010)
                                                            ------------------  ------------------
NET INCOME                                                              15,998              15,347

Dividends on preferred shares                                            2,300               2,300
Preferred stock accretion                                                  114                 114
                                                            ------------------  ------------------
NET INCOME AVAILABLE FOR COMMON SHARES                                  13,584              12,933
                                                            ==================  ==================

RATIOS
--------------------------------------------------------------------------------------------------
MG&A to Real Estate Revenue, net                                          7.26%               7.16%
MG&A to Total Revenue, net                                                6.49%               6.65%
Operating Expense to Real Estate Revenue, net                            23.61%              26.21%
EBITDA to Real Estate Revenue, net                                       66.53%              60.64%
EBITDA before Ground Rent to Real Estate Revenue, net                    72.20%              66.03%

SUPPLEMENTAL PACKAGE INFORMATION       14                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

COMPARATIVE STATEMENTS OF OPERATIONS

UNAUDITED
($000'S OMITTED)

                                                                  THREE MONTHS ENDED
                                                           -------------------------------
                                                             MAR-02     MAR-01
                                                             ------     ------
PER SHARE DATA:
------------------------------------------------------------------------------------------
EARNINGS PER SHARE

Net income per share (basic)                                    0.51       0.46
Net income per share (diluted)                                  0.50       0.45

OPERATING EARNINGS
Net Income Available For Common Shares                        15,213     11,298         35%
Extraordinary item                                                 -         98       -100%
Cumulative effect of accounting change                             -        532       -100%
Gain on Sale                                                       -     (1,514)      -100%
                                                           ---------  ---------  ---------
OPERATING EARNINGS                                            15,213     10,414         46%

OPERATING EARNINGS PER SHARE - BASIC                            0.51       0.42         20%
OPERATING EARNINGS PER SHARE - DILUTED                          0.50       0.42         19%

TAXABLE INCOME
Net Income Available For Common Shares                        15,213     11,346         34%
Book/Tax Depreciation Adjustment                               1,803        (97)     -1959%
Book/Tax Gain Recognition Adjustment                               -        686       -100%
Other Operating Adjustments                                   (3,572)    (3,320)         8%
C-corp Earnings                                                   85        270        -69%
                                                           ---------  ---------  ---------
TAXABLE INCOME                                                13,529      8,885         52%

Dividend per share                                            0.4425     0.3875         14%
Estimated payout of taxable income                                98%       107%        -8%
Basic weighted average common shares                          29,992     24,639         22%
Diluted weighted average common shares and
  common share equivalents outstanding                        32,905     27,403         20%

                                                           THREE MONTHS ENDED  THREE MONTHS ENDED
                                                           ------------------  -------------------
                                                                       DEC-01               SEP-01
                                                                       ------               ------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------
EARNINGS PER SHARE

Net income per share (basic)                                             0.45                 0.45
Net income per share (diluted)                                           0.45                 0.44

OPERATING EARNINGS
Net Income Available For Common Shares                                 13,584               12,933
Extraordinary item                                                          -                  332
Cumulative effect of accounting change                                      -                    -
Gain on Sale                                                              207                 (647)
                                                           ------------------  -------------------
OPERATING EARNINGS                                                     13,791               12,618

OPERATING EARNINGS PER SHARE - BASIC                                     0.46                 0.44
OPERATING EARNINGS PER SHARE - DILUTED                                   0.45                 0.43

TAXABLE INCOME
Net Income Available For Common Shares                                 13,584               12,933
Book/Tax Depreciation Adjustment                                        7,255                 (251)
Book/Tax Gain Recognition Adjustment                                      321                1,393
Other Operating Adjustments                                            (2,317)              (2,584)
C-corp Earnings                                                           195                   57
                                                           ------------------  -------------------
TAXABLE INCOME                                                         19,038               11,548

Dividend per share                                                     0.4425               0.3875
Estimated payout of taxable income                                         68%                  70%
Basic weighted average common shares                                   29,971               28,511
Diluted weighted average common shares and
  common share equivalents outstanding                                 32,813               31,373

PAYOUT OF TAXABLE INCOME ANALYSIS: Estimated taxable income is derived from net income less straightline rent, free rent net of amortization of free rent, plus tax gain on sale of properties, credit loss, straightline ground rent and the difference between tax and GAAP depreciation. The Company has deferred the taxable gain on the sales 29 West 35th Street, 17 Battery Place South, 90 Broad Street, and 1412 Broadway through 1031 exchanges.

SUPPLEMENTAL PACKAGE INFORMATION       15                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

JOINT VENTURE STATEMENTS

BALANCE SHEET FOR UNCONSOLIDATED JOINT VENTURES
UNAUDITED
(000'S OMITTED)

                                                                           MARCH 31, 2002
                                                               -----------------  ---------------------
                                                                  TOTAL PROPERTY  SLG PROPERTY INTEREST
                                                               -----------------  ---------------------
Land & land interests                                                    129,471                 65,858
Buildings & improvements                                                 547,525                278,197
                                                               -----------------  ---------------------
                                                                         676,996                344,055
Less accumulated depreciation                                            (22,668)               (11,480)
                                                               -----------------  ---------------------

Net Real Estate                                                          654,328                332,575

Cash and cash equivalents                                                 19,678                  9,747
Restricted cash                                                           19,122                  9,880
Tenant receivables, net of $117 reserve                                    2,045                  1,072
Deferred rents receivable, net of reserve for
     tenant credit loss of $422 at 3/31/02                                 8,358                  4,200
Deferred costs, net                                                        9,731                  4,917
Other assets                                                               4,008                  2,005
                                                               -----------------  ---------------------

                               TOTAL ASSETS                              717,270                364,396
                                                               =================  =====================

Mortgage loan payable                                                    444,469                225,133  references page 20 & 23
Derivative Instruments-fair value                                           (549)                  (302)
Accrued interest payable (1)                                               1,767                    878
Accounts payable and accrued expenses                                     11,106                  5,756
Security deposits                                                          5,718                  2,769
Contributed Capital (2)                                                  254,759                130,161  references page 12
                                                               -----------------  ---------------------

                               TOTAL LIABILITIES AND EQUITY              717,270                364,396
                                                               =================  =====================

                                                                            MARCH 31, 2001
                                                               ----------------------------------------
                                                                  TOTAL PROPERTY  SLG PROPERTY INTEREST
                                                                  --------------  ---------------------
Land & land interests                                                    107,832                 47,477
Buildings & improvements                                                 305,899                147,641
                                                               -----------------  ---------------------
                                                                         413,731                195,118
Less accumulated depreciation                                             (8,847)                (4,310)
                                                               -----------------  ---------------------

Net Real Estate                                                          404,884                190,808

Cash and cash equivalents                                                  5,147                  2,265
Restricted cash                                                           13,477                  6,438
Tenant receivables, net of $117 reserve                                    1,783                    846
Deferred rents receivable, net of reserve for
     tenant credit loss of $422 at 3/31/02                                 4,185                  2,016
Deferred costs, net                                                        4,472                  2,124
Other assets                                                               3,362                  1,610
                                                               -----------------  ---------------------

                               TOTAL ASSETS                              437,310                206,107
                                                               =================  =====================

Mortgage loan payable                                                    274,650                128,408
Derivative Instruments-fair value
Accrued interest payable (1)                                               1,838                    868
Accounts payable and accrued expenses                                      6,049                  2,861
Security deposits                                                          6,262                  2,991
Contributed Capital (2)                                                  148,511                 70,979
                                                               -----------------  ---------------------

                               TOTAL LIABILITIES AND EQUITY              437,310                206,107
                                                               =================  =====================

As of March 31, 2002 the Company has six joint venture interests representing a 50% interest in 180 Madison Avenue acquired in December 2000, a 55% interest in 1250 Broadway acquired in September 2001, a 50% interest in 100 Park Avenue acquired in February 2000, a 35% interest in 321 West 44th Street contributed May 2000, a 35% interest in 469 Seventh Avenue acquired in January 2001, and a 55% interest in 1 Park Avenue contributed in June 2001. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements. Additional detail is available on page 33.

(1) This analysis includes a hedge instrument at fair value of $442K placed on the existing mortgage on 1250 Broadway.
(2) This analysis excludes certain residual interests in the entity that held 90 Broad Street (sold November 2000).

SUPPLEMENTAL PACKAGE INFORMATION       16                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

JOINT VENTURE STATEMENTS

STATEMENTS OF OPERATIONS FOR UNCONSOLIDATED JOINT VENTURES
UNAUDITED
(000'S OMITTED)

                                                                           THREE MONTHS ENDED MARCH 31, 2002
                                                          ----------------------------------------------------------------------
                                                                                           SLG                      SLG
                                                              TOTAL PROPERTY         PROPERTY INTEREST          SUBSIDIARY
                                                              --------------         -----------------          ----------
REVENUES
--------------------------------------------------------------------------------------------------------------------------------
Rental Revenue, net                                                       22,053                  11,223
     Free rent                                                               689                     358
     Amortization of free rent                                              (113)                    (56)
                                                          ----------------------  ----------------------
Net free rent                                                                575                     302

Straight-line rent                                                         1,074                     545
Allowance for S/L tenant credit loss                                        (262)                   (135)
Escalation and reimbursement revenues                                      4,509                   2,302
Investment income                                                            116                      58
Other income                                                                 229                     119
                                                          ----------------------  ----------------------
                               TOTAL REVENUES, NET                        28,295                  14,414

EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                                         7,126                   3,605
Real estate taxes                                                          4,253                   2,161
                                                          ----------------------  ----------------------
                          TOTAL OPERATING EXPENSES                        11,379                   5,766

GAAP NOI                                                                  17,177                   8,783
CASH NOI                                                                  15,528                   7,936

Interest                                                                   6,376                   3,226
Depreciation and amortization                                              4,120                   2,089
                                                          ----------------------  ----------------------

NET INCOME                                                                 6,419                   3,333      references page 14

Plus:  Real Estate Depreciation                                            3,701                   1,881      references page 19
Plus:  Extraordinary Loss                                                      -                       -
Plus:  Management & Leasing Fees                                               -                       -                      74
                                                          ----------------------  ----------------------  ----------------------
FUNDS FROM OPERATIONS                                                     10,120                   5,214

FAD ADJUSTMENTS:
--------------------------------------------------------------------------------------------------------------------------------
Plus: Non Real Estate Depreciation                                           419                     211
Plus: 2% Allowance for S/L Tenant Credit Loss                                262                     135
Less: Free and S/L Rent                                                   (1,649)                   (847)
Less: Second Cycle Tenant Improvement,                                      (637)                   (310)
   Leasing Commissions & Recurring Capex                                     (76)                    (39)
                                                          ----------------------  ----------------------
FAD ADJUSTMENT                                                            (1,681)                   (850)
                                                          ======================  ======================

Operating Expense to Real Estate Revenue, net                              25.26%                  25.08%
GAAP NOI to Real Estate Revenue, net                                       60.89%                  61.12%
Cash NOI to Real Estate Revenue, net                                       55.04%                  55.22%

                                                                             THREE MONTHS ENDED MARCH 31, 2001
                                                          ----------------------------------------------------------------------
                                                                                           SLG                     SLG
                                                            TOTAL PROPERTY           PROPERTY INTEREST          SUBSIDIARY
                                                            --------------           -----------------          ----------
REVENUES
--------------------------------------------------------------------------------------------------------------------------------
Rental Revenue, net                                                       13,983                   6,711
     Free rent                                                               327                     158
     Amortization of free rent                                               (70)                    (33)
                                                          ----------------------  ----------------------
Net free rent                                                                257                     125

Straight-line rent                                                           616                     283
Allowance for S/L tenant credit loss                                        (150)                    (71)
Escalation and reimbursement revenues                                      3,382                   1,619
Investment income                                                             98                      47
Other income                                                                  92                      48
                                                          ----------------------  ----------------------
                               TOTAL REVENUES, NET                        18,278                   8,763

EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                                         4,590                   2,306
Real estate taxes                                                          2,856                   1,376
                                                          ----------------------  ----------------------
                          TOTAL OPERATING EXPENSES                         7,446                   3,682

GAAP NOI                                                                  10,983                   5,151
CASH NOI                                                                  10,110                   4,744

Interest                                                                   5,370                   2,541
Depreciation and amortization                                              2,289                   1,085
                                                          ----------------------  ----------------------

NET INCOME                                                                 3,174                   1,455

Plus:  Real Estate Depreciation                                            2,090                     996
Plus:  Extraordinary Loss                                                      -                       -
Plus:  Management & Leasing Fees                                               -                       -                      64
                                                          ----------------------  ----------------------  ----------------------
FUNDS FROM OPERATIONS                                                      5,264                   2,451

FAD ADJUSTMENTS:
--------------------------------------------------------------------------------------------------------------------------------
Plus: Non Real Estate Depreciation                                           198                      89
Plus: 2% Allowance for S/L Tenant Credit Loss                                150                      71
Less: Free and S/L Rent                                                     (873)                   (408)
Less: Second Cycle Tenant Improvement,                                         -                       -
   Leasing Commissions & Recurring Capex                                  (1,141)                   (490)
                                                          ----------------------  ----------------------
FAD ADJUSTMENT                                                            (1,666)                   (738)
                                                          ======================  ======================

Operating Expense to Real Estate Revenue, net                              25.17%                  26.39%
GAAP NOI to Real Estate Revenue, net                                       60.22%                  58.95%
Cash NOI to Real Estate Revenue, net                                       55.44%                  54.29%

SUPPLEMENTAL PACKAGE INFORMATION       17                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

($000'S OMITTED)


                                                                                                         RETAINED EARNINGS /
                                                                                         ADDITIONAL      (DISTRIBUTIONS IN
                                                                      COMMON STOCK    PAID-IN CAPITAL    EXCESS OF EARNINGS)
                                                                    ----------------  ----------------  --------------------
BALANCE AT DECEMBER 31, 2000                                                     246           428,698                31,166

Net Income                                                                                                            63,001
Cumulative Effect of Accounting Change
Preferred Dividend and Accretion                                                                                      (9,657)
Proceeds from common stock offering & revaluation of                              50           144,558
    minority interest ($2,927)
Deferred compensation plan                                                         1             4,122
Exercise of employee stock options                                                 3             5,283
Cash distributions declared ($1.605 per common share)                                                                (44,826)
Redemption of operating partnership units                                                          689
Comprehensive Income - Unrealized loss of derivative instruments
Amortization of officers' loan and deferred compensation
                                                                    ----------------  ----------------  --------------------
BALANCE AT DECEMBER 31, 2001                                                     300           583,350                39,684

Net Income                                                                                                            17,636
Preferred Dividend and Accretion                                                                                      (2,423)
Exercise of employee stock options                                                 1             2,159
Cash distributions declared ($0.4425 per common share)                                                               (13,299)
Comprehensive Income - Unrealized loss of derivative instruments
Amortization of deferred compensation
                                                                    ----------------  ----------------  --------------------
BALANCE AT MARCH 31, 2002 (UNAUDITED)                                            301           585,509                41,598

                                                                        DEFERRED         ACCUMULATED
                                                                      COMPENSATION         OTHER
                                                                    PLAN / OFFICERS'    COMPREHENSIVE
                                                                         LOAN               LOSS               TOTAL
                                                                    ----------------  ----------------  --------------------
BALANCE AT DECEMBER 31, 2000                                                  (5,037)                -               455,073

Net Income                                                                                                            63,001
Cumulative Effect of Accounting Change                                                            (811)                 (811)
Preferred Dividend and Accretion                                                                                      (9,657)
Proceeds from common stock offering & revaluation of                                                                 144,608
    minority interest ($2,927)                                                                                             -
Deferred compensation plan                                                    (4,105)                                     18
Exercise of employee stock options                                                                                     5,286
Cash distributions declared ($1.605 per common share)                                                                (44,826)
Redemption of operating partnership units                                                                                689
Comprehensive Income - Unrealized loss of derivative instruments                                (2,100)               (2,100)
Amortization of officers' loan and deferred compensation                       1,627                                   1,627
                                                                    ----------------  ----------------  --------------------
BALANCE AT DECEMBER 31, 2001                                                  (7,515)           (2,911)              612,908

Net Income                                                                                                            17,636
Preferred Dividend and Accretion                                                                                      (2,423)
Exercise of employee stock options                                                                                     2,160
Cash distributions declared ($0.4425 per common share)                                                               (13,299)
Comprehensive Income - Unrealized loss of derivative instruments                                 1,202                 1,202
Amortization of deferred compensation                                            179                                     179
                                                                    ----------------  ----------------  --------------------
BALANCE AT MARCH 31, 2002 (UNAUDITED)                                         (7,336)           (1,709)              618,363

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

                                                                       COMMON STOCK       OP UNITS          STOCK OPTIONS
                                                                    ----------------  ----------------  --------------------
BALANCE AT DECEMBER 31, 2001                                              29,978,304         2,271,404                     -

Quarterly share activity                                                      64,134                 -
                                                                    ----------------  ----------------  --------------------
BALANCE AT MARCH 31, 2002 - BASIC                                         30,042,438         2,271,404                     -

Dilution Factor                                                              (50,408)                                641,415
                                                                    ----------------  ----------------  --------------------
BALANCE AT MARCH 31, 2002 - DILUTED                                       29,992,030         2,271,404               641,415

                                                                        SUB-TOTAL     PREFERRED STOCK      DILUTED SHARES
                                                                    ----------------  ----------------  --------------------
BALANCE AT DECEMBER 31, 2001                                              32,249,708                 -            32,249,708

Quarterly share activity                                                      64,134                                  64,134
                                                                    ----------------  ----------------  --------------------
BALANCE AT MARCH 31, 2002 - BASIC                                         32,313,842                 -            32,313,842

Dilution Factor                                                              591,007         4,698,900             5,289,907
                                                                    ----------------  ----------------  --------------------
BALANCE AT MARCH 31, 2002 - DILUTED                                       32,904,849         4,698,900            37,603,749

SUPPLEMENTAL PACKAGE INFORMATION       18                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

COMPARATIVE COMPUTATION OF FFO AND FAD

UNAUDITED

($000'S OMITTED - EXCEPT PER SHARE DATA)

                                                                                           THREE MONTHS ENDED MARCH 31,
                                                                                 ------------------------------------------------
                                                                                      2002             2001           % CHANGE
                                                                                      ----             ----           --------
FUNDS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests                                                      18,788          13,909               35%

Add:             Depreciation and Amortization                                             9,597           9,720               -1%
                 FFO adjustment for Joint Ventures                                         1,881             996               89%
Less:            Dividends on Preferred Shares                                             2,300           2,300                0%
                 Non Real Estate Depreciation/Amortization of
                    Finance Costs                                                            987           1,155              -15%
                                                                                 ---------------  --------------  ---------------
                 FUNDS FROM OPERATIONS - BASIC                                            26,979          21,170               27%

                 FUNDS FROM OPERATIONS - BASIC PER SHARE                                    0.84            0.79                6%

Add:             Dividends on Preferred Shares                                             2,300           2,300                0%
                                                                                 ---------------  --------------  ---------------
                 FUNDS FROM OPERATIONS - DILUTED                                          29,279          23,470               25%

                 FUNDS FROM OPERATIONS - DILUTED PER SHARE                                  0.78            0.73                7%

FUNDS AVAILABLE FOR DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------------------
FFO (1)                                                                                   29,279          23,470               25%

Add:             Non Real Estate Depreciation                                                987           1,155              -15%
                 2% Allowance for S/L Tenant Credit Loss                                     516             649              -21%
                 Straight-line Ground Rent                                                   160             354              -55%
                 Non-cash Deferred Compensation                                              179             349              -49%
                 FAD adjustment for Joint Ventures                                          (850)           (739)              15%
Less:            Straight-line Rental Income                                               1,821           2,551              -29%
                 Free Rent - Occupied (Net of Amortization, incl. First Cycle)               715           1,110              -36%
                 Amortization of Mortgage Investment Discount                                 95             759              -87%
                 Second Cycle Tenant Improvement & Leasing
                    Commission on Existing Space                                           4,451           3,558               25%
                 Recurring Building Improvements                                              88             327              -73%
                                                                                 ---------------  --------------  ---------------

FUNDS AVAILABLE FOR DISTRIBUTION                                                          23,100          16,932               36%
                 Diluted per Share                                                          0.62            0.53               17%
First Cycle Leasing Costs
                 Tenant Improvement & Leasing Commissions                                    357             539              -34%
                                                                                 ---------------  --------------  ---------------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS                          22,743          16,393               39%

Funds Available for Distribution per Diluted Weighted Average
  Unit and Common Share                                                                     0.60            0.51               19%

Redevelopment Costs                                                                        2,329           2,789            -17.0%

PAYOUT RATIO OF FUNDS FROM OPERATIONS                                                      56.83%          53.00%
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION
   BEFORE FIRST CYCLE                                                                      71.86%          72.57%


                                                                                    THREE MONTHS ENDED DEC 31
                                                                                 -------------------------------
                                                                                      2001           % CHANGE
                                                                                      ----           --------
FUNDS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests                                                      17,309               9%

Add:             Depreciation and Amortization                                            10,380              -8%
                 FFO adjustment for Joint Ventures                                         1,996              -6%
Less:            Dividends on Preferred Shares                                             2,300               0%
                 Non Real Estate Depreciation/Amortization of
                    Finance Costs                                                          1,102             -10%
                                                                                 ---------------  --------------
                 FUNDS FROM OPERATIONS - BASIC                                            26,283               3%

                 FUNDS FROM OPERATIONS - BASIC PER SHARE                                    0.82               0%

Add:             Dividends on Preferred Shares                                             2,300               0%
                                                                                 ---------------  --------------
                 FUNDS FROM OPERATIONS - DILUTED                                          28,583               2%

                 FUNDS FROM OPERATIONS - DILUTED PER SHARE                                  0.76               3%

FUNDS AVAILABLE FOR DISTRIBUTION
----------------------------------------------------------------------------------------------------------------
FFO (1)                                                                                   28,583               2%

Add:             Non Real Estate Depreciation                                              1,102             -10%
                 2% Allowance for S/L Tenant Credit Loss                                     443              17%
                 Straight-line Ground Rent                                                   160               0%
                 Non-cash Deferred Compensation                                              349             -49%
                 FAD adjustment for Joint Ventures                                        (1,540)            -45%
Less:            Straight-line Rental Income                                               1,956              -7%
                 Free Rent - Occupied (Net of Amortization, incl. First Cycle)               (88)           -911%
                 Amortization of Mortgage Investment Discount                                175             -46%
                 Second Cycle Tenant Improvement & Leasing
                    Commission on Existing Space                                           5,397             -18%
                 Recurring Building Improvements                                           1,411             -94%
                                                                                 ---------------  --------------

FUNDS AVAILABLE FOR DISTRIBUTION                                                          20,246              14%
                 Diluted per Share                                                          0.54              14%
First Cycle Leasing Costs
                 Tenant Improvement & Leasing Commissions                                     74             383%
                                                                                 ---------------  --------------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS                          20,172              13%

Funds Available for Distribution per Diluted Weighted Average
  Unit and Common Share                                                                     0.54              12%

Redevelopment Costs                                                                        4,708             -51%

PAYOUT RATIO OF FUNDS FROM OPERATIONS                                                      58.07%
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION
   BEFORE FIRST CYCLE                                                                      81.99%

                                                                                    THREE MONTHS ENDED SEPT 30
                                                                                 -------------------------------
                                                                                      2001          % CHANGE
                                                                                      ----          --------
FUNDS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests                                                      16,042              17%

Add:             Depreciation and Amortization                                             9,047               6%
                 FFO adjustment for Joint Ventures                                         2,225             -15%
Less:            Dividends on Preferred Shares                                             2,300               0%
                 Non Real Estate Depreciation/Amortization of
                    Finance Costs                                                          1,059              -7%
                                                                                 ---------------  --------------
                 FUNDS FROM OPERATIONS - BASIC                                            23,955              13%

                 FUNDS FROM OPERATIONS - BASIC PER SHARE                                    0.78               8%

Add:             Dividends on Preferred Shares                                             2,300               0%
                                                                                 ---------------  --------------
                 FUNDS FROM OPERATIONS - DILUTED                                          26,255              12%

                 FUNDS FROM OPERATIONS - DILUTED PER SHARE                                  0.73               7%

FUNDS AVAILABLE FOR DISTRIBUTION
----------------------------------------------------------------------------------------------------------------
FFO (1)                                                                                   26,255              12%

Add:             Non Real Estate Depreciation                                              1,059              -7%
                 2% Allowance for S/L Tenant Credit Loss                                     377              37%
                 Straight-line Ground Rent                                                    60             167%
                 Non-cash Deferred Compensation                                              349             -49%
                 FAD adjustment for Joint Ventures                                        (2,922)            -71%
Less:            Straight-line Rental Income                                               1,783               2%
                 Free Rent - Occupied (Net of Amortization, incl. First Cycle)               138             418%
                 Amortization of Mortgage Investment Discount                                177             -46%
                 Second Cycle Tenant Improvement & Leasing
                    Commission on Existing Space                                           2,449              82%
                 Recurring Building Improvements                                             431             -80%
                                                                                 ---------------  --------------

FUNDS AVAILABLE FOR DISTRIBUTION                                                          20,201              14%
                 Diluted per Share                                                          0.56              11%
First Cycle Leasing Costs
                 Tenant Improvement & Leasing Commissions                                      7            5000%
                                                                                 ---------------  --------------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS                          20,194              13%

Funds Available for Distribution per Diluted Weighted Average
  Unit and Common Share                                                                     0.56               9%

Redevelopment Costs                                                                        4,147             -44%

PAYOUT RATIO OF FUNDS FROM OPERATIONS                                                      53.24%
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION
   BEFORE FIRST CYCLE                                                                      69.20%

SUPPLEMENTAL PACKAGE INFORMATION       19                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SELECTED FINANCIAL DATA
CAPITALIZATION ANALYSIS
UNAUDITED
($000'S OMITTED)

                                                                              MARCH 31,     MARCH 31,   DECEMBER 31,  SEPTEMBER 30,
                                                                                   2002          2001           2001           2001
                                                                                   ----          ----           ----           ----
MARKET CAPITALIZATION
------------------------------------------------------------------------------------------------------------------------------------
Common Equity:
             Common Shares Outstanding                                           30,042        24,705         29,978         29,945
             OP Units Outstanding                                                 2,271         2,283          2,271          2,278
                                                                            ===========    ==========    ===========    ===========
             TOTAL COMMON EQUITY (SHARES AND UNITS)                              32,314        26,988         32,249         32,223
             Share Price (End of Period)                                          33.60         27.45          30.71          31.52
                                                                            -----------    ----------    -----------    -----------
             Equity Market Value                                              1,085,745       740,821        990,379      1,015,669

Preferred Equity at Liquidation Value:                                          115,000       115,000        115,000        115,000

REAL ESTATE DEBT
-----------------------------------------------------------------------------------------------------------------------------------
             Property Level Mortgage Debt                                       408,186       528,535        409,900        411,393
             Company's portion of Joint Venture Mortgages                       225,133       128,408        225,290        263,478
             Outstanding Balance on - Secured Credit Line                        34,931        44,926         34,931         19,738
             Outstanding Balance on - Unsecured Credit Line                      52,000       167,000         60,000         53,000
                                                                            -----------    ----------    -----------    -----------
             TOTAL COMBINED DEBT                                                720,250       868,869        730,120        747,609

             TOTAL MARKET CAP (DEBT & EQUITY)                                 1,920,995     1,724,690      1,835,499      1,878,278

LINES OF CREDIT AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
Senior Unsecured Line of Credit
             Maximum Line Available                                             300,000       300,000        300,000        300,000
             Letters of Credit issued                                            30,000         5,000          5,000          5,000
             Outstanding Balance                                                 52,000       167,000         60,000         53,000
                                                                            -----------    ----------    -----------    -----------
             Net Line Availability                                              218,000       128,000        235,000        242,000
                                                                            -----------    ----------    -----------    -----------
Secured Line of Credit
             Maximum Line Available                                              75,000        60,000         75,000         60,000
             Outstanding Balance                                                 34,931        44,926         34,931         19,738
                                                                            -----------    ----------    -----------    -----------
             Net Line Availability                                               40,069        15,074         40,069         40,262
                                                                            -----------    ----------    -----------    -----------
             TOTAL AVAILABILITY UNDER LINES OF CREDIT                           258,069       143,074        275,069        282,262
                                                                            ===========    ==========    ===========    ===========

RATIO ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BASIS
             Debt to Market Cap Ratio                                             29.20%        46.39%         31.35%         29.98%
             Debt to Gross Real Estate Book Ratio (1)                             46.82%        59.23%         48.34%         48.31%
             Secured Real Estate Debt to Secured Assets Gross Book (1)            66.04%        75.98%         77.68%         67.51%
             Unsecured Debt to Unencumbered
                Assets-Gross Book Value (1)                                       14.03%        46.18%         15.92%         15.67%
             Secured Line of Credit to Structured Finance Assets (1)              27.36%        48.32%         18.52%         12.50%
JOINT VENTURES ALLOCATED
             Combined Debt to Market Cap Ratio                                    37.49%        50.38%         39.78%         39.80%
             Debt to Gross Real Estate Book Ratio (1)                             51.71%        60.23%         53.24%         53.77%
             Secured Debt to Secured Assets Gross Book (1)                        47.58%        73.87%         51.31%         67.38%

(1) Excludes property under capital lease

SUPPLEMENTAL PACKAGE INFORMATION       20                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SELECTED FINANCIAL DATA
PROPERTY NOI AND COVERAGE RATIOS
UNAUDITED
($000'S OMITTED)

                                                                           THREE MONTHS ENDED MARCH 31
                                                                ----------------------------------------------
                                                                    2002        2001         +/-      % CHANGE
                                                                    ----        ----         ---      --------
FUNDS FROM OPERATIONS                                             26,979      21,170       5,809         27%
--------------------------------------------------------------------------------------------------------------

Less:    Non - Building Revenue                                    8,294       4,262       4,032         95%

Plus:    2% Reserve for Tenant Credit Loss                           516         649        (133)       -21%
         Interest Expense (incl. Capital Lease Int.)               9,112      13,897      (4,785)       -34%
         Non Real Estate Depreciation                                987       1,155        (168)       -15%
         MG&A Expense                                              3,202       3,547        (345)       -10%
         Preferred Dividend                                        2,300       2,300           0          0%
                                                                --------    --------    --------
                                                     GAAP NOI     34,802      38,456      (3,654)       -10%
CASH ADJUSTMENTS
--------------------------------------------------------------------------------------------------------------
Less:    Free Rent (Net of Amortization)                           1,017       1,110         (93)        -8%
         Straightline Revenue Adjustment                           2,366       2,551        (185)        -7%

Plus:    Ground Lease Straight-line Adjustment                       160         160           -          0%
                                                                --------    --------    --------
                                                     CASH NOI     31,579      34,955      (3,376)       -10%

         Real Estate Revenue, net                                 55,491      64,060      (8,568)       -13%

OPERATING MARGINS
--------------------------------------------------------------------------------------------------------------
         GAAP NOI/Real Estate Revenue, net                         62.72%      60.03%
         Cash NOI/Real Estate Revenue, net                         56.91%      54.57%

         GAAP NOI before Ground Rent/Real Estate Revenue, net      68.41%      65.00%
         Cash NOI before Ground Rent/Real Estate Revenue, net      62.31%      59.28%

COMPONENTS OF DEBT AND FIXED CHARGES
--------------------------------------------------------------------------------------------------------------
         Interest on Fixed Rate Loans                              5,628       6,762      (1,134)       -17%
         Interest on Floating Rate Loans                           3,484       7,135      (3,651)       -51%
         Fixed Amortization Principal Payments                     1,713       1,087         626         58%
                                                                --------    --------    --------
                                           TOTAL DEBT SERVICE     10,825      14,984      (4,159)       -28%

         Payments under Ground Lease Arrangements                  2,999       2,999           -          0%
         Preferred Stock Dividend                                  2,300       2,300           -          0%
                                                                --------    --------    --------
                                          TOTAL FIXED CHARGES     16,124      20,283      (4,159)       -21%

Adjusted EBITDA                                                   39,849      39,018
Interest Coverage Ratio                                             4.37        2.81
Debt Service Coverage ratio                                         3.68        2.60
Fixed Charge Coverage ratio                                         2.47        1.94

                                                              THREE MONTHS ENDED DECEMBER 31
                                                              ------------------------------
                                                                   2001      +/-   %CHANGE
                                                                   ----      ---   -------
FUNDS FROM OPERATIONS                                            26,283      696        3%
-------------------------------------------------------------------------------------------

Less:    Non - Building Revenue                                   8,458     (164)      -2%

Plus:    2% Reserve for Tenant Credit Loss                          443       73       16%
         Interest Expense (incl. Capital Lease Int.)              9,384     (272)      -3%
         Non Real Estate Depreciation                             1,102     (116)     -10%
         MG&A Expense                                             4,044     (842)     -21%
         Preferred Dividend                                       2,300        0        0%
                                                                -------   ------    ------
                                                     GAAP NOI    35,098     (296)      -1%
CASH ADJUSTMENTS
-------------------------------------------------------------------------------------------
Less:    Free Rent (Net of Amortization)                            295      722      244%
         Straightline Revenue Adjustment                          2,470     (104)      -4%

Plus:    Ground Lease Straight-line Adjustment                      160        -        0%
                                                                -------   ------    ------
                                                     CASH NOI    32,493     (913)      -3%

         Real Estate Revenue, net                                56,167     (676)      -1%

OPERATING MARGINS
-------------------------------------------------------------------------------------------
         GAAP NOI/Real Estate Revenue, net                        62.49%
         Cash NOI/Real Estate Revenue, net                        57.85%

         GAAP NOI before Ground Rent/Real Estate Revenue, net     68.11%
         Cash NOI before Ground Rent/Real Estate Revenue, net     63.19%

COMPONENTS OF DEBT AND FIXED CHARGES
-------------------------------------------------------------------------------------------
         Interest on Fixed Rate Loans                             5,762     (134)      -2%
         Interest on Floating Rate Loans                          3,622     (138)      -4%
         Fixed Amortization Principal Payments                    1,493      220       15%
                                                                -------   ------    ------
                                           TOTAL DEBT SERVICE    10,877      (52)       0%

         Payments under Ground Lease Arrangements                 2,999        -        0%
         Preferred Stock Dividend                                 2,300        -        0%
                                                                -------   ------    ------
                                          TOTAL FIXED CHARGES    16,176      (52)       0%

Adjusted EBITDA                                                  39,906
Interest Coverage Ratio                                            4.25
Debt Service Coverage ratio                                        3.67
Fixed Charge Coverage ratio                                        2.47

SUPPLEMENTAL PACKAGE INFORMATION       21                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SELECTED FINANCIAL DATA
2002 SAME STORE UNAUDITED
($000'S OMITTED)

                                                                        THREE MONTHS ENDED MARCH 31
                                                              --------------------------------------------
                                                                  2002        2001        +/-     % CHANGE
                                                                  ----        ----        ---     --------
REVENUES
----------------------------------------------------------------------------------------------------------
       Rental Revenue                                           42,092      42,232       (140)          0%
       Credit Loss                                                (466)       (470)         4          -1%
       Signage Rent                                                416         350         66          19%
       Escalation & Reimbursement Revenues                       5,911       6,057       (146)         -2%
       Investment & Other Income                                   395         688       (293)        -43%
                                                              --------    --------    -------
       TOTAL REVENUES                                           48,348      48,857       (509)         -1%
EXPENSES
----------------------------------------------------------------------------------------------------------
       Operating Expense                                        11,111      11,965       (854)         -7%
       Ground Rent                                               3,159       3,159          -           0%
       Real Estate Taxes                                         6,357       6,032        325           5%
                                                              --------    --------    -------
       TOTAL OPERATING EXPENSES                                 20,627      21,156       (529)         -3%

       EBITDA                                                   27,721      27,701         20           0%

       Interest                                                  6,683       6,938       (255)         -4%
       Depreciation & Amortization                               7,307       6,475        832          13%

       Income Before Minority Interest                          13,731      14,288       (558)         -4%
Plus:  Real Estate Depreciation & Amortization                   7,102       6,216        886          14%
                                                              --------    --------    -------

       FFO                                                      20,833      20,504        329           2%

Less:  Non - Building Revenue                                      295         640       (345)        -54%

Plus:  2% Reserve for Tenant Credit Loss                           466         470         (4)         -1%
       Interest Expense                                          6,683       6,938       (255)         -4%
       Non Real Estate Depreciation                                205         259        (54)        -21%
                                                              --------    --------    -------
                          GAAP NOI                              27,892      27,532        360           1%

CASH ADJUSTMENTS
----------------------------------------------------------------------------------------------------------
Less:  Free Rent (Net of Amortization)                             613       1,122       (509)        -45%
       Straightline Revenue Adjustment                           1,564       1,973       (409)        -21%

Plus:  Ground Lease Straight-line Adjustment                       160         354       (194)        -55%
                                                              --------    --------    -------
                          CASH NOI                              25,875      24,791      1,084           4%

OPERATING MARGINS
----------------------------------------------------------------------------------------------------------
       GAAP NOI to Real Estate Revenue, net                      57.49%      56.55%
       Cash NOI to Real Estate Revenue, net                      53.33%      50.92%

       GAAP NOI before Ground Rent/Real Estate Revenue, net      64.00%      63.04%
       Cash NOI before Ground Rent/Real Estate Revenue, net      59.51%      56.68%

                                                              THREE MONTHS ENDED DECEMBER 31
                                                              ------------------------------
                                                                  2001        +/-   %CHANGE
                                                                  ----        ---   -------
REVENUES
--------------------------------------------------------------------------------------------
       Rental Revenue                                           42,600       (508)      -1%
       Credit Loss                                                (408)       (58)      14%
       Signage Rent                                                433        (17)      -4%
       Escalation & Reimbursement Revenues                       4,821      1,090       23%
       Investment & Other Income                                   159        236      148%
                                                              --------    -------
       TOTAL REVENUES                                           47,604        744        2%
EXPENSES
--------------------------------------------------------------------------------------------
       Operating Expense                                        10,688        423        4%
       Ground Rent                                               3,159         (0)       0%
       Real Estate Taxes                                         6,377        (20)       0%
                                                              --------    -------
       TOTAL OPERATING EXPENSES                                 20,224        403        2%

       EBITDA                                                   27,380        341        1%

       Interest                                                  6,837       (154)      -2%
       Depreciation & Amortization                               7,920       (613)      -8%

       Income Before Minority Interest                          12,623      1,108        9%
Plus:  Real Estate Depreciation & Amortization                   7,699       (597)      -8%
                                                              --------    -------

       FFO                                                      20,322        511        3%

Less:  Non - Building Revenue                                      144        152      106%

Plus:  2% Reserve for Tenant Credit Loss                           408         58       14%
       Interest Expense                                          6,837       (153)      -2%
       Non Real Estate Depreciation                                221        (17)      -8%
                                                              --------    -------
                          GAAP NOI                              27,644        246        1%

CASH ADJUSTMENTS
--------------------------------------------------------------------------------------------
Less:  Free Rent (Net of Amortization)                             (81)       694     -854%
       Straightline Revenue Adjustment                           1,691       (127)      -7%

Plus:  Ground Lease Straight-line Adjustment                       160          -        0%
                                                              --------    -------
                          CASH NOI                              26,194       (319)      -1%

OPERATING MARGINS
--------------------------------------------------------------------------------------------
       GAAP NOI to Real Estate Revenue, net                      57.75%
       Cash NOI to Real Estate Revenue, net                      54.72%

       GAAP NOI before Ground Rent/Real Estate Revenue, net      64.35%
       Cash NOI before Ground Rent/Real Estate Revenue, net      60.99%

SUPPLEMENTAL PACKAGE INFORMATION       22                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

DEBT SUMMARY SCHEDULE

UNAUDITED
($000'S OMITTED)

                                                                            PRINCIPAL                     FIXED        2002
                                                                          OUTSTANDING                    ANNUAL   PRINCIPAL
                                                                              3/31/02  COUPON           PAYMENT   REPAYMENT
                                                                              -------  ------           -------   ---------
FIXED RATE SECURED DEBT
---------------------------------------------------------------------------------------------------------------------------
Property
   673 First Avenue                                                             8,177   9.00%             5,459       3,301
   470 Park Avenue South                                                        9,246   8.25%             1,203         452
   50 West 23rd Street                                                         21,000   7.33%             1,539           -
   CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                     25,934   7.90%             2,402         336
   711 Third Avenue                                                            48,719   8.13%             4,383         373
   555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)               68,761   8.10%             5,645         676
   420 Lexington Avenue                                                       124,313   8.44%            12,385       1,693
   317 Madison (Libor Swap of 4.01% + 180bps)                                  65,000   5.81%             3,829           -
   875 Bridgeport Avenue, CT (1031 exchange asset)                             14,858   8.32%             1,273          37
                                                                             --------   ----           --------   ---------
                              TOTAL FIXED RATE SECURED DEBT                   386,008   7.80% WTD AVG    38,118       6,867

FLOATING RATE DEBT
---------------------------------------------------------------------------------------------------------------------------
SECURED FLOATING RATE DEBT
   Structured Finance Loan (Libor + 100bp)                                     22,178   2.86%                             -
   Secured Line of Credit (Libor + 150bps)                                     34,931   3.39%                             -
                                                                             --------
                              TOTAL FLOATING RATE SECURED DEBT                 57,109   3.19% WTD AVG

UNSECURED FLOATING RATE DEBT
  Senior Unsecured Line of Credit (Libor + 150 bps)                            52,000   3.39%                             -
                                                                             --------
                              TOTAL FLOATING RATE UNSECURED DEBT               52,000   3.39% WTD AVG

TOTAL FLOATING RATE DEBT OUTSTANDING                                          109,109   3.28% WTD AVG

                                   TOTAL DEBT                                 495,117   6.81% WTD AVG

WEIGHTED AVERAGE BALANCE & INTEREST RATE                                      509,312   6.71%

SUMMARY OF JOINT VENTURE DEBT

                                                                  PRINCIPAL O/S
                                                            --------------------------
                                                            GROSS PRINCIPAL  SLG SHARE
                                                            ---------------  ---------
JOINT VENTURE DEBT
---------------------------------------------------------------------------------------------------------------------------
     180 Madison JV                                                31,933      15,934   7.81%             2,765         278
     1250 Broadway (Libor Swap of 4.03% + 250bp (1)                85,000      46,750   6.53%             5,551           -
     469 Seventh Avenue (Libor + 210bp)                            36,000      12,600   3.95%                 -           -
     321 W 44th JV (Libor + 250bps)                                22,000       7,700   4.36%                 -           -
     1 Park Avenue (Libor + 150 bps)                              150,000      82,500   3.35%                 -           -
     100 Park Avenue JV                                           119,537      59,649   8.00%            10,617         883
                                                            -------------    --------   ----           --------   ---------

                              TOTAL JOINT VENTURE DEBT            444,470     225,133   5.63%            18,932       1,161

WEIGHTED AVERAGE BALANCE & INTEREST RATE WITH SLG JV DEBT         734,563        6.38%

                                                                MATURITY     DUE AT  EARLIEST CONTRACTUAL
                                                                    DATE   MATURITY       PREPAYMENT DATE
                                                                    ----   --------       ---------------
FIXED RATE SECURED DEBT
---------------------------------------------------------------------------------------------------------
Property
   673 First Avenue                                             12/13/03      2,000                  Open
   470 Park Avenue South                                          4/1/04      8,285                  Open
   50 West 23rd Street                                            8/1/07     19,234                Aug-01
   CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)        5/1/09     12,196                Apr-03
   711 Third Avenue                                              9/10/05     22,825                Jun-04
   555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps) 11/4/04     66,959                  Open
   420 Lexington Avenue                                          11/1/10    104,406                  Open
   317 Madison (Libor Swap of 4.01% + 180bps)                    8/20/04     65,000                  Open
   875 Bridgeport Avenue, CT (1031 exchange asset)               5/10/25      5,466                  Open

                              TOTAL FIXED RATE SECURED DEBT

FLOATING RATE DEBT
---------------------------------------------------------------------------------------------------------
SECURED FLOATING RATE DEBT
   Structured Finance Loan (Libor + 100bp)                       11/1/02     22,178                Nov-02
   Secured Line of Credit (Libor + 150bps)                      12/22/04     34,931                  Open

                              TOTAL FLOATING RATE SECURED DEBT

UNSECURED FLOATING RATE DEBT
   Senior Unsecured Line of Credit (Libor + 150 bps)             6/27/03     52,000                  Open

                              TOTAL FLOATING RATE UNSECURED DEBT

TOTAL FLOATING RATE DEBT OUTSTANDING

                                  TOTAL DEBT

WEIGHTED AVERAGE BALANCE & INTEREST RATE

SUMMARY OF JOINT VENTURE DEBT

JOINT VENTURE DEBT
---------------------------------------------------------------------------------------------------------
   180 Madison JV                                                12/1/05     30,778                  Open
   1250 Broadway (Libor Swap of 4.03% + 250bp (1)                10/1/04     85,000                  Open
   469 Seventh Avenue (Libor + 210bp)                             2/1/03     12,600                  Open
   321 W 44th JV (Libor + 250bps)                                4/30/03      7,700                  Open
   1 Park Avenue (Libor + 150 bps)                               1/10/04     82,500                  Open
   100 Park Avenue JV                                             9/1/10    107,488                  Open

(1) Swap on 1250 mortgage executed on SLG portion only through January 11, 2005.

SUPPLEMENTAL PACKAGE INFORMATION       23                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SUMMARY OF GROUND LEASE ARRANGEMENTS
CONSOLIDATED STATEMENT (REIT)
($000'S OMITTED)

                              2002 SCHEDULED 2003 SCHEDULED  2004 SCHEDULED  2005 SCHEDULED       DEFERRED LAND      YEAR OF
            PROPERTY           CASH PAYMENT   CASH PAYMENT    CASH PAYMENT    CASH PAYMENT   LEASE OBLIGATIONS (1)  MATURITY
            --------           ------------   ------------    ------------    ------------   ---------------------  --------
OPERATING LEASES
-------------------------------------------------------------------------------------------------------------------------------
673 First Avenue                       3,010          3,010           3,010           3,108                 12,592      2037
1140 Avenue of Americas (2)              348            348             348             348                      -      2016(3)
420 Lexington (2)                      7,074          7,074           7,074           7,074                      -      2008(4)
711 Third Avenue (2) (5)               1,550          1,550           1,550           1,550                  1,654      2032
                              -------------- --------------  --------------  --------------  ---------------------
                        TOTAL         11,982         11,982          11,982          12,080                 14,246
                              ============== ==============  ==============  ==============  =====================

CAPITALIZED LEASE
-------------------------------------------------------------------------------------------------------------------------------
673 First Avenue                       1,290          1,290           1,290           1,322                 15,644      2037
                              ============== ==============  ==============  ============== ======================

(1) Per the balance sheet at March 31, 2002.
(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.
(3) The Company has a unilateral option to extend the ground lease for an additional 50 years, to 2066.
(4) Subject to renewal at the Company's option through 2029.
(5) Excludes portion payable to SL Green as owner of 50% leasehold.

SUPPLEMENTAL PACKAGE INFORMATION       24                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

STRUCTURED FINANCE

($000'S OMITTED)

                                  ASSETS             WTD AVERAGE               WTD AVERAGE        CURRENT      LIBOR
                                OUTSTANDING     ASSETS DURING QUARTER     YIELD DURING QUARTER     YIELD        RATE
                                -----------     ---------------------     --------------------     -----        ----
                  3/31/01             92,982            56,527                   19.92%             15.87%     5.75%

  Originations/Accretion*             60,651
 Redemptions/Amortization            (55,802)
                             ---------------
                  6/30/01             97,832            70,607                   15.04%             13.65%     4.52%

  Originations/Accretion*             28,457
         Preferred Equity             53,500
 Redemptions/Amortization            (21,888)
                             ---------------
                  9/30/01            157,901           114,248                   16.50%             14.88%     3.73%

  Originations/Accretion*             30,468
         Preferred Equity                  -
 Redemptions/Amortization                  -
                             ---------------
                 12/31/01            188,370           178,248                   12.86%             12.72%     1.89%

  Originations/Accretion*                860
         Preferred Equity
 Redemptions/Amortization               (110)
                             ---------------
              3/31/2002**            189,120           188,644                   12.63%             12.82%***  1.88%

* Accretion includes original issue discounts and compounding investment income.
** At quarter end $116mm of assets have fixed libor floors. The weighted average floor libor is 4.19%.
*** Current yield is net of seller financing. Yield before seller financing on the balance outstanding as of March 31, 2002 is 11.32%.

SUPPLEMENTAL PACKAGE INFORMATION       25                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

STRUCTURED FINANCE

($000'S OMITTED)

                                                                                                    WTD AVERAGE         CURRENT
TYPE OF INVESTMENT                 QUARTER END BALANCE      SENIOR FINANCING    EXPOSURE PSF    YIELD DURING QUARTER     YIELD
------------------                 -------------------      ----------------    ------------    --------------------     -----
JUNIOR MORTGAGE PARTICIPATION          $  62,900                $253,277            $147               13.93%            14.21%

MEZZANINE DEBT                         $  64,769                $237,000            $229               12.57%            13.02%

PREFERRED EQUITY                       $  61,451                $251,500            $214               12.26%            12.26%

        BALANCE AS OF 3/31/02          $ 189,120                $741,777            $197               12.63%            12.82%*

                            CURRENT MATURITY PROFILE
                 [CHART OF STRUCTURED FINANCE MATURITY PROFILE]

               2002          2003              2004              2005            2006
               ----          ----              ----              ----            ----
Maturity      32,184        40,039            54,337               -            61,472

* Current yield is net of seller financing. Yield before seller financing on the balance outstanding as of March 31, 2002 is 11.32%.
** Most investments are indexed to Libor and are prepayable at dates prior to maturities subject in certain instances to look-outs, prepayment penalties, or fees.

SUPPLEMENTAL PACKAGE INFORMATION       26                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SELECTED PROPERTY DATA

                                                                                   RENTABLE     % OF TOTAL
PROPERTIES                    SUBMARKET                      OWNERSHIP             SQ. FEET      SQ. FEET
----------                    ---------                      ---------             --------     --------
PROPERTIES 100% OWNED
"SAME STORE"
-----------------------------------------------------------------------------------------------------------
673 First Avenue              Grand Central South            Leasehold Interest       422,000          4
470 Park Avenue South         Park Avenue South/ Flatiron    Fee Interest             260,000          3
70 W. 36th Street             Garment                        Fee Interest             151,000          2
1414 Avenue of the Americas   Rockefeller Center             Fee Interest             111,000          1
1372 Broadway                 Garment                        Fee Interest             508,000          5
1140 A of A                   Rockefeller Center             Leasehold Interest       191,000          2
50 W. 23rd Street             Chelsea                        Fee Interest             333,000          3
1466 Broadway                 Times Square                   Fee Interest             289,000          3
420 Lexington Ave (Graybar)   Grand Central North            Operating Sublease     1,188,000         12
440 Ninth Avenue              Garment                        Fee Interest             339,000          3
711 Third Avenue              Grand Central North            Operating Sublease(1)    524,000          5
555 West 57th                 Midtown West                   Fee Interest             941,000          9
286 Madison Avenue            Grand Central South            Fee Interest             112,000          1
290 Madison Avenue            Grand Central South            Fee Interest              37,000          1
292 Madison Avenue            Grand Central South            Fee Interest             187,000          2
17 Battery Place - North      World Trade/Battery            Fee Interest             419,000          4
                                                                                   ----------    --------
           SUBTOTAL / WEIGHTED
             AVERAGE                                                                6,012,000         60

2001 ACQUISITIONS
----------------------------------------------------------------------------------------------------------
317 Madison                   Grand Central                  Fee Interest             450,000          4
1370 Broadway                 Garment                        Fee Interest             255,000          3
                                                                                   ----------    --------
           SUBTOTAL / WEIGHTED
             AVERAGE                                                                  705,000          7

2001 ADJUSTMENTS
----------------------------------------------------------------------------------------------------------
110 East 42nd Street          Grand Central                  Fee Interest             181,000          2
                                                                                   ----------    --------
           SUBTOTAL / WEIGHTED AVERAGE                                                181,000          2

TOTAL/WEIGHTED AVERAGE PROPERTIES 100% OWNED                                        6,898,000         69

PROPERTIES 100% OWNED
UNCONSOLIDATED
----------------------------------------------------------------------------------------------------------
180 Madison Avenue - 50%      Grand Central South            Fee Interest             265,000          3
1 Park Avenue - 55%           Grand Central South            Various Interests        913,000          9
1250 Broadway - 55%           Penn Station                   Fee Interest             670,000          7
469 Seventh Avenue - 35%      Penn Station                   Fee Interest             253,000          3
100 Park Avenue - 50%         Grand Central South            Fee Interest             834,000          8
321 West 44th Street - 35%    Times Square                   Fee Interest             203,000          2
                                                                                   ----------    --------
           SUBTOTAL / WEIGHTED
            AVERAGE                                                                 3,138,000         31

GRAND TOTAL/WEIGHTED AVERAGE                                                       10,036,000        100
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT


                                                    OCCUPANCY                                                ANNUALIZED RENT
                                -------------------------------------------------------       ANNUALIZED     ---------------  TOTAL
PROPERTIES                      MAR-02     DEC-01       SEP-01      JUN-01       MAR-01        RENT ($'S)      100%    SLG  TENANTS
----------                      ------     ------       ------      ------       ------        ----------                   -------
PROPERTIES 100% OWNED
"SAME STORE"
-----------------------------------------------------------------------------------------------------------------------------------
673 First Avenue                  99.8       99.8         99.9        99.8        100.0       12,441,314        6       5       14
470 Park Avenue South             98.8       99.4         99.4        99.4         99.0        7,181,828        4       3       25
70 W. 36th Street                 99.2       98.5         96.3        96.3         96.0        3,848,160        2       2       30
1414 Avenue of the Americas       97.6       96.2         97.6        97.6         97.0        3,931,066        2       2       27
1372 Broadway                     97.2       99.3        100.0        99.3         99.0       13,576,496        7       6       23
1140 A of A                       95.5       95.5        100.0       100.0        100.0        6,928,454        4       3       24
50 W. 23rd Street                 97.2       99.2         99.2        99.2         99.0        7,162,215        4       3       15
1466 Broadway                     84.9       88.9         81.2        80.9         83.0        9,550,996        5       4       93
420 Lexington Ave (Graybar)       94.0       94.8         97.1        99.4         99.0       42,141,224       22      17      236
440 Ninth Avenue                  86.7       91.1         91.1        98.8         98.0        8,132,201        4       3       13
711 Third Avenue                 100.0      100.0        100.0       100.0        100.0       18,303,485        9       8       21
555 West 57th                    100.0      100.0         99.9       100.0        100.0       18,850,414       10       8       23
286 Madison Avenue                97.9      100.0         98.7       100.0         98.0        3,204,886        2       1       40
290 Madison Avenue               100.0      100.0        100.0       100.0        100.0        1,309,932        1       1        4
292 Madison Avenue                98.3      100.0        100.0       100.0        100.0        6,079,289        3       2       16
17 Battery Place - North         100.0      100.0        100.0       100.0        100.0        8,054,724        4       3        7
                                 -----      -----        -----       -----        -----       ----------     -----   -----   -----

           SUBTOTAL / WEIGHTED
             AVERAGE              96.6       97.5         97.8        98.6         98.5      170,696,684       87      70      611

2001 ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------------
317 Madison                       94.0       94.6         95.7        95.7          n/a       11,998,076        6       5      103
1370 Broadway                     98.0       97.3         99.0        99.4         99.0        6,645,725        3       3       28
                                 -----      -----        -----       -----        -----       ----------     -----   -----   -----
           SUBTOTAL / WEIGHTED
             AVERAGE              95.4       95.6         96.9        97.0         99.0       18,643,801       10       8      131

2001 ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
110 East 42nd Street              99.8       99.9         99.9        99.9        100.0        5,873,272        3       2       28
                                 -----      -----        -----       -----        -----       ----------     -----   -----   -----
           SUBTOTAL / WEIGHTED
             AVERAGE              99.8       99.9         99.9        99.9        100.0        5,873,272        3       2       35

TOTAL/WEIGHTED AVERAGE
 PROPERTIES 100% OWNED            96.6       97.4         97.7        98.5         98.0      195,213,757      100      80      777

PROPERTIES 100% OWNED
UNCONSOLIDATED
-----------------------------------------------------------------------------------------------------------------------------------
180 Madison Avenue - 50%          89.7       92.8         89.5        89.5         89.0        6,138,345                1       51
1 Park Avenue - 55%               98.3       98.3         97.7        97.0         97.0       31,517,457                7       17
1250 Broadway - 55%               99.5       99.5         99.5        99.5         99.6       17,688,525                4       27
469 Seventh Avenue - 35%          96.8       96.8         96.1        90.0         90.0        6,558,510                1       21
100 Park Avenue - 50%            100.0      100.0         97.2       100.0        100.0       28,580,492                6       37
321 West 44th Street - 35%        97.4       97.2         97.5        95.5         96.0        4,263,448                1       25
                                 -----      -----        -----       -----        -----       ----------     -----   -----   -----
SUBTOTAL / WEIGHTED AVERAGE       98.1       98.4         97.1        97.0         97.0       94,746,777               20      178

GRAND TOTAL/WEIGHTED AVERAGE      97.0       97.7         97.5        98.0         97.7      289,960,534                       955
GRAND TOTAL - SLG SHARE OF
ANNUALIZED RENT                                                                              243,389,432              100

(1) Including Ownership of 50% in Building Fee

SUPPLEMENTAL PACKAGE INFORMATION       27                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

LARGEST TENANTS BY SQUARE FEET LEASED

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES

                                                                                                            TOTAL
                                                                                     LEASE                 LEASED
TENANT                                           PROPERTY                         EXPIRATION             SQUARE FEET
------                                           --------                         ----------             -----------
------------------------------------------------------------------------------------------------------------------------
The City of New York                         17 Battery Place                     2007 & 2012               325,664
BMW of Manhattan, Inc.                       555 West 57th Street                    2012                   227,782
Visting Nurse Services                       1250 Broadway                     2002, 2006 & 2011            216,192
Philip Morris Managament Corp                100 Park Avenue                         2007                   175,887
J&W Seligman & Co., Inc.                     100 Park Avenue                         2009                   168,390
City University of New York - CUNY           555 West 57th Street             2010, 2011, & 2015            171,732
Segal Company                                1 Park Avenue                           2009                   157,944
Loews Corp                                   1 Park Avenue                           2002                   155,765
Metro North Commuter Railroad Co.            420 Lexington Avenue                 2008 & 2016               134,687
St. Luke's Roosevelt Hospital                555 West 57th Street                    2014                   133,700
C.B.S., Inc.                                 555 West 57th Street                 2003 & 2010               127,320
Ross Stores                                  1372 Broadway                           2010                   101,741
Ketchum, Inc.                                711 Third Avenue                        2015                   100,876
CHF Industries                               1 Park Avenue                           2005                   100,000
Coty Inc.                                    1 Park Avenue                           2015                   100,000
New York Presbyterian Hospital               555 West 57th Street &               2006 & 2009                99,650
                                             673 First Avenue
Ann Taylor Inc.                              1372 Broadway                           2010                    93,020
Crain Communications Inc.                    711 Third Avenue                        2009                    90,531
Information Builders Inc                     1250 Broadway                           2003                    88,571
Advanstar Communications                     1 Park Avenue                           2010                    85,284
MCI INTERNATIONAL                            17 Battery Place                     2004 & 2006                83,751
                                             & 100 Park Avenue
Parade Publications, Inc.                    711 Third Avenue                        2010                    82,444
UNICEF                                       673 First Avenue                     2003 & 2012                81,100
Kallir, Phillips, Ross Inc.                  673 First Avenue                        2004                    80,000
Mt. Sinai Hospital                           1 Park Avenue                           2010                    80,000
                                                                                                       -------------
                                 TOTAL                                                                     3,262,031

WHOLLY OWNED PORTFOLIO + ALLOCATED JV
PROPERTIES                                                                                                10,036,000

                                                                              % OF                                  % OF
                                                                              OWNED         SLG SHARE OF        SLG SHARE OF
                                         ANNUALIZED           PSF          ANNUALIZED        ANNUALIZED          ANNUALIZED
TENANT                                    RENT ($)         ANNUALIZED         RENT             RENT($)              RENT
------                                    --------         ----------         ----             -------              ----
---------------------------------------------------------------------------------------------------------------------------------
The City of New York                   $  5,701,620           $17.51            2.0%       $  5,256,327             2.2%
BMW of Manhattan, Inc.                 $  2,806,224           $12.32            1.0%       $  2,806,224             1.2%
Visting Nurse Services                 $  5,442,900           $25.18            1.9%       $  2,993,595             1.2%
Philip Morris Managament Corp          $  6,213,236           $35.33            2.1%       $  3,100,405             1.3%
J&W Seligman & Co., Inc.               $  5,125,044           $30.44            1.8%       $  2,557,397             1.1%
City University of New York - CUNY     $  4,576,860           $26.65            1.6%       $  4,576,860             1.9%
Segal Company                          $  5,508,612           $34.88            1.9%       $  3,029,737             1.2%
Loews Corp                             $  6,910,344           $44.36            2.4%       $  3,800,689             1.6%
Metro North Commuter Railroad Co.      $  3,838,836           $28.50            1.3%       $  3,838,836             1.6%
St. Luke's Roosevelt Hospital          $  2,993,196           $22.39            1.0%       $  2,993,196             1.2%
C.B.S., Inc.                           $  2,402,580           $18.87            0.8%       $  2,402,580             1.0%
Ross Stores                            $  2,585,952           $25.42            0.9%       $  2,585,952             1.1%
Ketchum, Inc.                          $  4,089,408           $40.54            1.4%       $  4,089,408             1.7%
CHF Industries                         $  3,370,272           $33.70            1.2%       $  1,853,650             0.8%
Coty Inc.                              $  3,542,028           $35.42            1.2%       $  1,948,115             0.8%
New York Presbyterian Hospital         $  2,570,928           $25.80            0.9%       $  2,570,928             1.1%
Ann Taylor Inc.                        $  2,448,708           $26.32            0.8%       $  2,448,708             1.0%
Crain Communications Inc.              $  3,263,172           $36.04            1.1%       $  3,263,172             1.3%
Information Builders Inc               $  2,115,708           $23.89            0.7%       $  1,163,639             0.5%
Advanstar Communications               $  2,893,488           $33.93            1.0%       $  1,591,418             0.7%
MCI INTERNATIONAL                      $  3,055,224           $36.48            1.1%       $  2,137,883             0.9%
Parade Publications, Inc.              $  1,978,656           $24.00            0.7%       $  1,978,656             0.8%
UNICEF                                 $  2,530,932           $31.21            0.9%       $  2,530,932             1.0%
Kallir, Phillips, Ross Inc.            $  2,351,364           $29.39            0.8%       $  2,351,364             1.0%
Mt. Sinai Hospital                     $  2,904,960           $36.31            1.0%       $  1,597,728             0.7%
                                       ------------         --------        -------       -------------           -----
                                 TOTAL $ 91,220,252           $27.96           31.5%       $ 69,467,399            28.5%

WHOLLY OWNED PORTFOLIO + ALLOCATED JV
PROPERTIES                             $289,960,534           $28.89                       $243,389,432

SUPPLEMENTAL PACKAGE INFORMATION       28                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

FIRST QUARTER 2002 - LEASING ACTIVITY

AVAILABLE SPACE

ACTIVITY TYPE                     BUILDING ADDRESS     # OF LEASES      USABLE SF       RENTABLE SF   RENT/RENTABLE SF*($'S)
-------------                     ----------------     -----------      ---------       -----------   ----------------------
VACANCY AT 12/31/01                                                         240,431
ACQUIRED VACANCIES
----------------------------------------------------------------------------------------------------------------------------
EXPIRING SPACE
----------------------------------------------------------------------------------------------------------------------------
                       Office
                               317 Madison Avenue                4            7,205            7,495          28.66
                               1370 Broadway                     4           18,591           19,218          29.53
                               180 Madison Avenue                4           13,644           13,644          26.65
                               286 Madison Avenue                5            9,460           10,916          26.36
                               1414 6th Avenue                   3            6,301            6,301          39.11
                               470 Park Ave South                3           16,096           21,570          28.78
                               110 East 42nd Street              1            2,335            3,354          36.00
                               1466 Broadway                     6            5,572            6,592          37.35
                               420 Lexington Avenue              7            8,809           10,908          32.97
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE           37           88,013           99,998          30.27

                       Retail
                               420 Lexington Avenue              1            1,594            1,594         130.80
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE            1            1,594            1,594         130.80

MOVE OUTS
----------------------------------------------------------------------------------------------------------------------------
                       Office
                               317 Madison Avenue                1            9,100            9,100          28.84
                               180 Madiosn Avenue                1            4,711            4,711          45.00
                               1140 Sixth Avenue                 1            3,229            4,686          31.65
                               1372 Broadway                     1            8,749           10,959          27.36
                               50 West 23rd Street               1            8,306           11,865          32.96
                               440 Ninth Avenue                  2           19,350           22,350          31.00
                               1466 Broadway                     3            4,156            5,087          37.40
                               420 Lexington Avenue              7           16,915           20,236          39.88
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE           17           74,516           88,994          33.75

                       Retail
                               440 Ninth Avenue                  2            3,713            4,285          36.97
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE            2            3,713            4,285          57.53
EVICTED TENANTS
----------------------------------------------------------------------------------------------------------------------------
                       Office
                               1466 Broadway                     1            1,138            1,540          40.00
                               420 Lexington Avenue              1            2,807            2,807          50.74
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE            2            3,945            4,347          46.94

                       Retail
                               292 Madison Avenue                1            3,180            3,180          36.49
                               1372 Broadway                     2            2,500            2,500          90.02
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE            3            5,680            5,680          60.05
RELOCATING TENANTS
----------------------------------------------------------------------------------------------------------------------------
                       Office
                               1466 Broadway                     5            5,812            6,306          35.11
                               420 Lexington Avenue              4            7,714            9,586          43.44
                                                       -----------   --------------   --------------  -------------
                               TOTAL/WEIGHTED AVERAGE            9           13,526           15,892          40.13
AVAILABLE SPACE
----------------------------------------------------------------------------------------------------------------------------
                       Office                                   65          180,000          209,231          32.14
                       Retail                                    6           10,987           11,559          61.25
                                                       -----------   --------------   --------------  -------------
                                                TOTAL           71          190,987          220,790          34.34
              AVAILABLE SPACE                                               431,418

* Escalated Rent is calculated as Total Annual Income less Electric Charges.

SUPPLEMENTAL PACKAGE INFORMATION       29                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

FIRST QUARTER - 2002 LEASING ACTIVITY

LEASED SPACE

                                                                                     NEW CASH RENT /  PREV. ESCALATED RENT/
ACTIVITY TYPE               BUILDING ADDRESS   # OF LEASES  USABLE SF   RENTABLE SF    RENTABLE SF      RENTABLE SF
--------------              ----------------   -----------  ---------   -----------    -----------      -----------
AVAILABLE SPACE AS                                            431,418
  3/31/02
RENEWING TENANTS
------------------------------------------------------------------------------------------------------------------------------
              Office
                       317 Madison Avenue                3      6,423         7,499            35.95                  27.26
                       1370 Broadway                     2      2,752         3,554            36.00                  23.16
                       286 Madison Avenue                2      5,328         7,230            30.92                  95.61
                       1414 6th Avenue                   1      2,351         2,351            40.00                  38.46
                       1466 Broadway                     1        195           217            49.77                  49.77
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           9     17,049        20,851            34.81                  25.33

             Storage
                       286 Madison Avenue                1        350           505            25.00                  25.00
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           1        350           505            25.00                  17.33

RELOCATING TENANTS
------------------------------------------------------------------------------------------------------------------------------
              Office
                       1466  Broadway                    4      4,184         5,789            39.06                  29.92
                       420 Lexington Avenue              4      6,698         9,265            46.06                  36.41
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           8     10,882        15,054            43.37                  33.91

EXPANSION TENANTS
------------------------------------------------------------------------------------------------------------------------------
              Office                                     0          -             -                -                      -
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           0          -             -                -                      -

NEW TENANTS REPLACING OLD TENANTS
------------------------------------------------------------------------------------------------------------------------------

              Office
                       317 Madison Avenue                1      1,791         2,558            41.00                  22.50
                       1370 Broadway                     2     15,744        20,907            30.48                  18.09
                       180 Madison Avenue                1      3,641         5,354            37.00                  40.00
                       286 Madison Avenue                1      1,200         1,714            40.94                  23.00
                       1414 6th Avenue                   1      5,488         7,149            35.00                  35.00
                       70 West 36th Street               1      1,095         1,560            33.00                  22.61
                       470 Park Ave South                2     14,608        19,470            42.50                  29.31
                       1140 Sixth Avenue                 1      3,229         4,686            38.00                  31.65
                       110 East 42nd Street              1      2,335         3,354            42.00                  36.00
                       440 Ninth Avenue                  1      8,040         8,040            32.00                  31.00
                       1466 Broadway                     7      5,780         7,394            39.18                  34.28
                       420 Lexington Avenue             11     19,551        26,963            39.12                  40.12
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE          30     82,502       109,149            37.20                  31.14

              Retail
                       50 West 23rd Street               1      1,551         1,551            88.97                  15.45
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           1      1,551         1,551            88.97                  15.45

                        TOTAL/WEIGHTED AVERAGE          49    112,334       147,110            38.00                  30.39

                                                   T.I /     FREE RENT
ACTIVITY TYPE               BUILDING ADDRESS   RENTABLE SF  # OF MONTHS
-------------               ----------------   -----------  -----------
AVAILABLE SPACE AS
  3/31/02
RENEWING TENANTS
------------------------------------------------------------------------
              Office
                       317 Madison Avenue                -            -
                       1370 Broadway                     -            -
                       286 Madison Avenue             1.58          2.0
                       1414 6th Avenue                   -            -
                       1466 Broadway                     -            -
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE           -          0.3

             Storage
                       286 Madison Avenue                -            -
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE           -            -

RELOCATING TENANTS
------------------------------------------------------------------------
              Office
                       1466  Broadway                 5.06          4.0
                       420 Lexington Avenue           6.24          2.0
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE        5.78          0.7

EXPANSION TENANTS
------------------------------------------------------------------------
              Office                                     -            -
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE           -            -

NEW TENANTS REPLACING OLD TENANTS
------------------------------------------------------------------------

              Office
                       317 Madison Avenue            17.17          2.0
                       1370 Broadway                 23.18          6.0
                       180 Madison Avenue             6.50          4.0
                       286 Madison Avenue            10.35            -
                       1414 6th Avenue               25.00            -
                       70 West 36th Street           40.00          2.0
                       470 Park Ave South            35.00            -
                       1140 Sixth Avenue                 -            -
                       110 East 42nd Street           4.32            -
                       440 Ninth Avenue                  -            -
                       1466 Broadway                  3.33          4.0
                       420 Lexington Avenue           6.53          3.5
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE       15.75          0.7

              Retail
                       50 West 23rd Street               -            4
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE           -            4

                        TOTAL/WEIGHTED AVERAGE       12.28          0.6

SUPPLEMENTAL PACKAGE INFORMATION       30                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

FIRST QUARTER - 2002 LEASING ACTIVITY

LEASED SPACE

                                                                                     NEW CASH RENT /  PREV. ESCALATED RENT/
ACTIVITY TYPE               BUILDING ADDRESS   # OF LEASES  USABLE SF   RENTABLE SF    RENTABLE SF      RENTABLE SF
--------------              ----------------   -----------  ---------   -----------  --------------   --------------------
NEW TENANTS REPLACING
VACANCIES
---------------------------------------------------------------------------------------------------------------------------
              Office
                       317 Madison Avenue                2      5,264         7,895            42.00                      -
                       180 Madison Avenue                1      1,779         2,616            37.00                      -
                       321 West 44th Street              1        557           799            32.00                      -
                       1466 Broadway                     4      5,217         6,617            40.70                      -
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           8     12,817        17,927            40.35                      -

              Retail
                       180 Madison Avenue                1      2,304         2,322            58.65                      -
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           1      2,304         2,322            58.65                      -

             Storage
                       317 Madison                       1         41            64            20.00
                       1 Park Avenue                     1        422           631            24.00
                       420 Lexington Avenue              2        521           744            25.20                      -
                                               -----------  ---------   -----------  ---------------  ---------------------
                        TOTAL/WEIGHTED AVERAGE           4        984         1,439            24.44                      -

LEASED SPACE
-----------------------------------------------------------------------------------------------------------------------------
              OFFICE                                    55    123,250       162,981            37.81                  30.59
              RETAIL                                     2      3,855         3,873            70.79                  15.45
             STORAGE                                     5      1,334         1,944            24.59                  17.33
                                               -----------  ---------   -----------  ---------------  ---------------------
                                         TOTAL          62    128,439       168,798            38.42                  29.63

SOLD VACANCIES

SUB-TOTAL AVAILABLE SPACE @ 3/31/02                           302,979

HOLDOVER TENANTS
---------------------------------------------------------------------------------------------------------------------------
                       1370 Broadway                     1      1,839         1,839            28.71                  28.71
                       180 Madison Avenue                2      2,317         2,317            28.94                  28.94
                       1466 Broadway                     5      4,840         5,502            36.62                  36.62
                       420 Lexington Avenue              3      1,503         1,532            30.66                  30.66
                                                            ---------   -----------  ---------------  ---------------------
                                                        11     10,499        11,190            32.92                  32.92

TOTAL AVAILABLE SPACE @ 3/31/02                               292,480


                                                   T.I /     FREE RENT
ACTIVITY TYPE               BUILDING ADDRESS   RENTABLE SF  # OF MONTHS
-------------               ----------------   -----------  -----------
NEW TENANTS REPLACING
VACANCIES
-------------------------------------------------------------------------
              Office
                       317 Madison Avenue            26.74          5.0
                       180 Madison Avenue             0.20          2.0
                       321 West 44th Street          42.00            -
                       1466 Broadway                 20.72          5.0
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE       21.33          1.5

              Retail
                       180 Madison Avenue                -          4.0
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE           -          4.0

             Storage
                       317 Madison                       -            -
                       1 Park Avenue                     -            -
                       420 Lexington Avenue              -            -
                                               -----------  -----------
                        TOTAL/WEIGHTED AVERAGE           -            -

LEASED SPACE
-------------------------------------------------------------------------
              OFFICE                                 13.43          1.0
              RETAIL                                     -          4.0
             STORAGE                                     -            -
                                               -----------  -----------
                                         TOTAL       12.96          0.8

SOLD VACANCIES

SUB-TOTAL AVAILABLE SPACE @ 3/31/02

HOLDOVER TENANTS
-------------------------------------------------------------------------
                       1370 Broadway                     -            -
                       180 Madison Avenue                -            -
                       1466 Broadway                     -            -
                       420 Lexington Avenue              -            -
                                               -----------  -----------
                                                         -            -

TOTAL AVAILABLE SPACE @ 3/31/02

SUPPLEMENTAL PACKAGE INFORMATION       31                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

FIRST QUARTER - 2002 LEASING ACTIVITY

LEASED SPACE

                                                                                     NEW CASH RENT /  PREV. ESCALATED RENT/
ACTIVITY TYPE               BUILDING ADDRESS   # OF LEASES  USABLE SF   RENTABLE SF    RENTABLE SF      RENTABLE SF
--------------              ----------------   -----------  ---------   -----------  --------------  -----------------------
EARLY RENEWALS
----------------------------------------------------------------------------------------------------------------------------
Office                 317 Madison Avenue                1        894         1,310            38.00                  24.83
                       286 Madison Avenue                1      1,241         1,773            35.00                  30.75
                       292 Madison Avenue                1      2,649         3,440            32.35                  31.50
                       70 West 36th Street               1      1,105         1,616            19.00                  19.00
                       110 East 42nd Street              1        757         1,000            40.00                  35.00
                       321 West 44th Street              2     22,130        29,796            30.00                  15.81
                       420 Lexington Avenue              5      5,174         6,403            40.49                  24.35
                                               -----------  ---------   -----------  ---------------  ---------------------
                                                        12     33,950        45,338            31.92                  19.41

Storage
                       321 West 44th Street              1        955         1,009            15.00                   5.51
                                               -----------  ---------   -----------  ---------------  ---------------------
                                                         1        955         1,009            15.00                   5.51

RENEWALS
-----------------------------------------------------------------------------------------------------------------------------
                       Expired/Renewed Office            9     17,049        20,851            34.81                  25.33
                       Expired/Renewed  Storage          1        955         1,009            15.00                   5.51
                       Early Renewals Office            12     33,950        45,338            31.92                  19.41
                                               -----------  ---------   -----------  ---------------  ---------------------

                                         TOTAL          22     51,954        67,198            32.56                  21.04

                                                   T.I /     FREE RENT
ACTIVITY TYPE               BUILDING ADDRESS   RENTABLE SF  # OF MONTHS
-------------               ----------------   -----------  -----------
EARLY RENEWALS
-------------------------------------------------------------------------
Office                 317 Madison Avenue                -            -
                       286 Madison Avenue                -            -
                       292 Madison Avenue                -            -
                       70 West 36th Street               -            -
                       110 East 42nd Street              -          1.0
                       321 West 44th Street          38.00         12.0
                       420 Lexington Avenue           0.66            -
                                               -----------  -----------
                                                     25.07          1.1

Storage
                       321 West 44th Street              -            -
                                               -----------  -----------
                                                         -            -

RENEWALS
-------------------------------------------------------------------------
                       Expired/Renewed Office            -          0.3
                       Expired/Renewed  Storage          -            -
                       Early Renewals Office         25.07         1.10
                                               -----------  -----------

                                         TOTAL       16.91            -

* Annual Base Rent
** Escalated Rent is calculated as Total Annual Income less Electric Charges.

SUPPLEMENTAL PACKAGE INFORMATION       32                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

ANNUAL LEASE EXPIRATIONS

CONSOLIDATED PROPERTIES

 YEAR OF LEASE                   NUMBER OF         SQUARE FOOTAGE OF   PERCENTAGE OF TOTAL        ANNUALIZED RENT OF
  EXPIRATION                 EXPIRING LEASES**       EXPIRING LEASES      LEASED SQ. FT.          EXPIRING LEASES ($'S)
                              -----------------------------------------------------------------------------------------
In 1st Quarter 2002 *                     17                  30,566                 0.45%               $   1,182,304
In 2nd Quarter 2002                       30                 114,577                 1.70%               $   2,879,442
In 3rd Quarter 2002                       29                  79,936                 1.19%               $   2,141,652
In 4th Quarter 2002                       31                 104,664                 1.56%               $   4,483,377
                              -----------------------------------------------------------------------------------------

         TOTAL 2002                      107                 329,743                 4.91%               $  10,686,775

               2003                      125                 568,192                 8.45%               $  15,961,404
               2004                      134                 621,382                 9.24%               $  19,360,476
               2005                      108                 596,101                 8.87%               $  18,375,228
               2006                       71                 513,234                 7.64%               $  14,933,216
               2007                       52                 269,136                 4.00%               $   8,129,054
               2008                       42                 393,929                 5.86%               $  12,416,340
               2009                       38                 571,152                 8.50%               $  16,719,861
               2010                       44               1,067,812                15.89%               $  31,356,291
               2011                       23                 296,394                 4.41%               $  12,088,080
         THEREAFTER                       33               1,494,709                22.24%               $  35,187,032
                              -----------------------------------------------------------------------------------------

                                         777               6,721,784               100.00%               $ 195,213,757
                              =========================================================================================

                        ANNUALIZED RENT PER LEASED      YEAR 2002 WEIGHTED
 YEAR OF LEASE            SQUARE FOOT OF EXPIRING       AVERAGE ASKING RENT
  EXPIRATION                 LEASES $/PSF ***                $/PSF
                       ---------------------------------------------------------
In 1st Quarter 2002 *       $              38.68        $             37.26
In 2nd Quarter 2002         $              25.13        $             38.13
In 3rd Quarter 2002         $              26.79        $             42.03
In 4th Quarter 2002         $              42.84        $             40.56
                       ---------------------------------------------------------

         TOTAL 2002         $              32.41        $             39.77

               2003         $              28.09        $             38.68
               2004         $              31.16        $             36.69
               2005         $              30.83        $             37.57
               2006         $              29.10        $             37.34
               2007         $              30.20        $             40.53
               2008         $              31.52        $             37.28
               2009         $              29.27        $             37.95
               2010         $              29.36        $             38.38
               2011         $              40.78        $             41.67
         THEREAFTER         $              23.41        $             35.48
                       ---------------------------------------------------------

                            $              29.04        $             37.65
                       =========================================================

* Includes month to month holdover tenants that expired prior to 3/31/02
** Tenants may have multiple leases.
** Represents current in place annualized rent allocated by year of maturity.

SUPPLEMENTAL PACKAGE INFORMATION      33                     FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

ANNUAL LEASE EXPIRATIONS

JOINT VENTURE PROPERTIES

   YEAR OF LEASE                  NUMBER OF EXPIRING      SQUARE FOOTAGE OF       PERCENTAGE OF TOTAL       ANNUALIZED RENT OF
     EXPIRATION                         LEASES**           EXPIRING LEASES           LEASED SQ. FT.       EXPIRING LEASES ($'S)
                                 ------------------------------------------------------------------------------------------------
In 1st Quarter 2002 *                              4                12,058                      0.75%            $      97,440
In 2nd Quarter 2002                               11                28,541                      1.02%            $     742,452
In 3rd Quarter 2002                               11                77,026                      2.62%            $   1,687,356
In 4th Quarter 2002                                7               231,274                      7.77%            $   9,434,448
                                 ------------------------------------------------------------------------------------------------

         TOTAL 2002                               33               348,899                     12.16%            $  11,961,696

               2003                               18               225,541                      7.58%            $   5,670,612
               2004                               23               176,440                      5.81%            $   5,548,651
               2005                               18               293,831                      9.49%            $   8,900,928
               2006                               29               319,215                     10.51%            $   8,876,604
               2007                               14               325,651                      9.83%            $  10,108,848
               2008                               14               170,690                      5.62%            $   4,918,044
               2009                               18               570,327                     18.77%            $  18,095,196
               2010                               14               299,746                      9.86%            $  10,662,948
               2011                                7                77,805                      2.24%            $   2,605,512
         THEREAFTER                               12               243,392                      8.13%            $   7,397,738
                                 ------------------------------------------------------------------------------------------------

                                                 200             3,051,537                    100.00%            $  94,746,777
                                 ================================================================================================

                               ANNUALIZED RENT PER LEASED   YEAR 2002 WEIGHTED
   YEAR OF LEASE                SQUARE FOOT OF EXPIRING    AVERAGE ASKING RENT
    EXPIRATION                     LEASES $/PSF ***               $/PSF
                               ------------------------------------------------
In 1st Quarter 2002 *                  $           8.08       $         40.00
In 2nd Quarter 2002                    $          26.01       $         39.61
In 3rd Quarter 2002                    $          21.91       $         35.34
In 4th Quarter 2002                    $          40.79       $         43.67
                               ------------------------------------------------

         TOTAL 2002                    $          34.28       $         41.37

               2003                    $          25.14       $         38.09
               2004                    $          31.45       $         42.16
               2005                    $          30.29       $         44.01
               2006                    $          27.81       $         39.86
               2007                    $          31.04       $         45.75
               2008                    $          28.81       $         42.13
               2009                    $          31.73       $         43.91
               2010                    $          35.57       $         44.70
               2011                    $          33.49       $         36.78
         THEREAFTER                    $          30.12       $         41.57
                               ------------------------------------------------

                                       $          31.05       $         42.48
                               ================================================

* Includes month to month holdover tenants that expired prior to 3/31/02 ** Tenants may have multiple leases.
*** Represents in place annualized rent allocated by year of maturity.

SUPPLEMENTAL PACKAGE INFORMATION       34                    FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997

                                                                                                                       NET RENTABLE
                         PROPERTY                            TYPE OF OWNERSHIP          SUBMARKET                          S.F.
                         --------                            -----------------          ---------                          ----
1998 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
    Mar-98               420 Lexington                       Operating Sublease         Grand Central North              1,188,000
    Mar-98               1466 Broadway                       Fee Interest               Times Square                       289,000
    Mar-98               321 West 44th                       Fee Interest               Times Square                       203,000
    May-98               711 3rd Avenue                      Operating Sublease         Grand Central North                524,000
    Jun-98               440 9th Avenue                      Fee Interest               Garment                            339,000
    Aug-98               1412 Broadway                       Fee Interest               Times Square South                 389,000
                                                                                                                       ------------
                                                                                                                         2,932,000
1999 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
    Jan-99               420 Lexington Leasehold             Sub-leasehold              Grand Central North
    Jan-99               555 West 57th - 65% JV              Fee Interest               Midtown West                       941,000
    May-99               90 Broad Street - 35% JV            Fee Interest               Financial                          339,000
    May-99               THE MADISON PROPERTIES:             Fee Interest               Grand Central South
                              286 Madison Avenue                                                                           112,000
                              290 Madison Avenue                                                                            36,800
                              292 Madison Avenue                                                                           187,000
    Aug-99               1250 Broadway - 50% JV              Fee Interest               Penn Station                       670,000
    Nov-99               555 West 57th - remaining 35%       Fee Interest               Midtown West                             -
                                                                                                                       ------------
                                                                                                                         2,285,800
2000 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
    Feb-00               100 Park Avenue                     Fee Interest               Grand Central South                834,000
    Dec-00               180 Madison Avenue                  Fee Interest               Grand Central South                265,000
CONTRIBUTION TO JV
    May-00               321 West 44th                       Fee Interest               Times Square                       203,000
                                                                                                                       ------------
                                                                                                                         1,302,000
2001 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
    Jan-01               1370 Broadway                       Fee Interest               Garment                            255,000
    Jan-01               1 Park Avenue                       Various Interests          Grand Central South                913,000
    Jan-01               469 7th Avenue - 35% JV             Fee Interest               Penn Station                       253,000
    Jun-01               317 Madison                         Fee Interest               Grand Central                      450,000
ACQUISITION OF JV
   INTEREST
    Sep-01               1250 Broadway - 49.9% JV (3)        Fee Interest               Penn Station                       670,000
                                                                                                                       ------------
                                                                                                                         2,541,000

                                % LEASED       % LEASED      ACQUISITION
                              AT ACQUISITION   3/31/2002     PRICE ($'S)
                              --------------   ---------     -----------
1998 ACQUISITIONS
----------------------------------------------------------------------------
   Mar-98                                83           94     $  78,000,000
   Mar-98                                87           90     $  64,000,000
   Mar-98                                96           97     $  17,000,000
   May-98                                79          100     $  65,600,000
   Jun-98                                76           87     $  32,000,000
   Aug-98                                90          N/A     $  82,000,000
                                                             -------------
                                                             $ 338,600,000
1999 ACQUISITIONS
--------------------------------------------------------------------------
   Jan-99                                                    $  27,300,000
   Jan-99                               100          100     $  66,700,000
   May-99                                82          N/A     $  34,500,000
   May-99                                                    $  15,000,000
                                         99           98
                                         86          100
                                         97           98
   Aug-99                                97          100     $  93,000,000
   Nov-99                                                    $  34,100,000
                                                             -------------
                                                             $ 305,600,000
2000 ACQUISITIONS
--------------------------------------------------------------------------
   Feb-00                                97          100     $ 192,000,000
   Dec-00                                90           90     $  41,250,000
CONTRIBUTION TO JV
   May-00                                98           97     $  28,400,000
                                                             -------------
                                                             $ 261,650,000
2001 ACQUISITIONS
--------------------------------------------------------------------------
   Jan-01                                97           98     $  50,500,000
   Jan-01                                97           98     $ 233,900,000
   Jan-01                                98           97     $  45,700,000
   Jun-01                                95           94     $ 105,600,000
ACQUISITION OF JV INTEREST
   Sep-01                                98          100     $ 126,500,000
                                                             -------------
                                                             $ 435,700,000

(1) This includes the issuance of 44,772 OP units (valued at $1mm) and $20mm for a 50% interest in the Building Fee (purchased 7/98).
(2) This includes the assumption of mortgage debt for $28.6mm (65% of $44mm).
(3) Current ownership interest is 55%. (From 9/1/01-10/31/01the company owned 99.8% of this property.)

SUPPLEMENTAL PACKAGE INFORMATION       35                    FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999

                                                                                                                  NET RENTABLE
                    PROPERTY                                  TYPE OF OWNERSHIP            SUBMARKET                  S.F.
                    --------                                  -----------------            ---------                  ----
2000 SALES
-----------------------------------------------------------------------------------------------------------------------------------
       Feb-00       29 West 35th Street                       Fee Structure                Garment                     78,000
       Mar-00       36 West 44th Street                       Fee Structure                Grand Central              178,000
       May-00       321 West 44th Street - 35% JV             Fee Structure                Times Square               203,000
       Nov-00       90 Broad Street                           Fee Structure                Financial                  339,000
       Dec-00       17 Battery South                          Fee Structure                Financial                  392,000
                                                                                                                    ---------
                                                                                                                    1,190,000

2001 SALES
-----------------------------------------------------------------------------------------------------------------------------------
       Jan-01       633 Third Ave                             Fee Structure                Grand Central North         40,623
       May-01       1 Park Ave - 45% JV                       Fee Structure                Times Square               913,000
       Jun-01       1412 Broadway                             Fee Structure                Times Square South         389,000
       Jul-01       110 E. 42nd Street                        Fee Structure                Grand Central North         69,700
       Sep-01       1250 Broadway (1)                         Fee Structure                Penn Station               670,000
                                                                                                                    ---------
                                                                                                                    2,082,323

                             SALES                   SALES
                          PRICE ($'S)            PRICE ($'S/SF)
                          -----------            --------------
2000 SALES
---------------------------------------------------------------
       Feb-00            $  11,700,000                  $   150
       Mar-00            $  31,500,000                  $   177
       May-00            $  28,400,000                  $   140
       Nov-00            $  60,000,000                  $   177
       Dec-00            $  53,000,000                  $   135
                         -------------                  -------
                         $ 184,600,000                  $   156

2001 SALES
---------------------------------------------------------------
       Jan-01            $  13,250,000                  $   326
       May-01            $ 233,900,000                  $   256
       Jun-01            $  90,700,000                  $   233
       Jul-01            $  14,500,000                  $   208
       Sep-01            $ 126,500,000                  $   189
                         -------------                  -------
                         $ 478,850,000                  $   242

(1) Company sold a 45% JV interest in the property at an implied $126.5mm sales price.

SUPPLEMENTAL PACKAGE INFORMATION       36                    FIRST QUARTER 2002

[SL GREEN REALTY CORP. LOGO]

SUPPLEMENTAL DEFINITIONS

ANNUALIZED RENT is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

DEBT SERVICE COVERAGE is adjusted EBITDA divided by total interest and principal payments.

EQUITY INCOME/ (LOSS) FROM AFFILIATES are generally accounted for on a cost basis and realized gains and losses are included in current earnings. For its investments in private companies, the Company periodically reviews its investments and management determines if the value of such investments have been permanently impaired. Permanent impairment losses for investments in public and private companies are included in current earnings.

FIXED CHARGE is adjusted EBITDA divided by the total payments for ground leases and preferred stock.

FIXED CHARGE COVERAGE is adjusted EBITDA divided by total interest expense (including capitalized interest and debt premium amortization, but excluding finance cost amortization) plus preferred dividends and distributions.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG's unconsolidated JV; less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

FUNDS FROM OPERATIONS (FFO) is defined as income from operations before minority interests, gains or losses from sales of real estate and extraordinary items plus real estate depreciation, an adjustment to derive SLG's pro rata share of the FFO of unconsolidated joint ventures, and perpetual preferred stock dividends. In accordance with NAREIT White Paper on FFO, SLG includes the effects of straight-line rents in FFO.

INTEREST COVERAGE is adjusted EBITDA divided by total interest expense.

JUNIOR MORTGAGE PARTICIPATIONS are subordinate interests in first mortgages.

MEZZANINE DEBT LOANS are loans secured by ownership interests.

OPERATING EARNINGS PER SHARE reflects income before minority interests and gains (losses) from dispositions of real estate and impairment reserves on assets held for sale and operating properties less minority interests' share of income and preferred stock dividends if anti-dilutive.

PERCENTAGE LEASED represents the total percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

PREFERRED EQUITY INVESTMENTS are equity investments entitled to preferential returns that are senior to common equity.

RECURRING CAPITAL EXPENDITURES represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

REDEVELOPMENT COSTS are non-recurring capital expenditures incurred in order to improve buildings to SLG's "operating standards." These building costs are taken into consideration during the underwriting for a given property's acquisition.

SAME STORE NOI GROWTH is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period.

SAME STORE PROPERTIES include all properties that were owned during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

SECOND GENERATION TI'S AND LC'S are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generations space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG'S SHARE OF TOTAL DEBT TO MARKET CAPITALIZATION is calculated as SLG's share of total debt divided by the sum of total debt plus market equity and preferred stock equity income redeemable shares. SLG's share of total debt includes total consolidated debt plus SLG's pro rata share of the debt of unconsolidated joint ventures less than JV partners' share of debt. Market equity assumes conversion of all OP units into common stock.

TOTAL SQUARE FEET OWNED represents 100% of the square footage of properties either owned directly by SLG or in which SLG has a controlling interest (e.g. consolidated joint ventures).

[SL GREEN REALTY CORP. LOGO]

CORPORATE GOVERNANCE

STEPHEN L. GREEN
         Chairman of the Board and CEO
MARC HOLLIDAY
         President and Chief Investment Officer
MICHAEL REID
         Chief Operating Officer
TOM WIRTH
         Chief Financial Officer
GERARD NOCERA
         Director of Real Estate Operations
ANDREW S. LEVINE
         General Counsel and Secretary

================================================================================
ANALYST COVERAGE
================================================================================

FIRM                                 ANALYST                      PHONE                        EMAIL
----                                 -------                      -----                        -----
AG Edwards                           Dave Aubuchon                (314) 955-5452               aubuchond@agedwards.com
CIBC Oppenheimer Corp.               Anthony Paolone              (212) 667-8116               anthony.paolone@us.cibc.com
Corinthian Partners, LLC             Claus Hirsch                 (212) 287-1565               cwhirsch@rcn.com
Credit Suisse First Boston           Larry Raiman                 (212) 538-2380               lawrence.raiman@csfb.com
Deutsche Banc Alex. Brown            Louis W. Taylor              (212) 469-4912               louis.taylor@db.com
Goldman Sachs                        James H. Kammert, CFA        (212) 855-0670               james.kammert@gs.com
Legg Mason Wood Walker, Inc.         David Fick                   (410) 454-5018               dmfick@leggmason.com
Lehman Brothers, Inc.                David Shulman                (212) 526-3413               dshulman@lehman.com
McDonald & Company                   Anatole Pevnev               (216) 263-4783               apevnev@mcdinvest.com
Prudential Securities                James W. Sullivan            (212) 778-2515               jim_sullivan@prusec.com
Raymond James & Associates           Paul Puryear                 (727) 573-8607               ppuryear@ecm.rjf.com
Salomon Smith Barney                 Jonathan Litt                (212) 816-0231               jonathan.litt@ssmb.com
Wachovia Securities                  Christopher Haley            (443) 263-6773               christopher.haley@wachovia.com

SL GREEN REALTY CORP. IS FOLLOWED BY THE ANALYST(S) LISTED ABOVE. PLEASE NOTE THAT ANY OPINIONS, ESTIMATES OR FORECASTS REGARDING SL GREEN REALTY CORP.'S PERFORMANCE MADE BY THESE ANALYSTS ARE THEIRS ALONE AND DO NOT REPRESENT OPINIONS, FORECASTS OR PREDICTIONS OF SL GREEN REALTY CORP. OR ITS MANAGEMENT. SL GREEN REALTY CORP. DOES NOT BY ITS REFERENCE ABOVE OR DISTRIBUTION IMPLY ITS ENDORSEMENT OF OR CONCURRENCE WITH SUCH INFORMATION, CONCLUSIONS OR RECOMMENDATIONS.

                                      -38-